UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________________

SCHEDULE 14A

(Rule 14a-101)

________________________________

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

GOLDENBRIDGE ACQUISITION LIMITED
(Name of Registrant as Specified in its Charter)

______________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

GOLDENBRIDGE ACQUISITION LIMITED
15/F, Aubin House, 171-172 Gloucester Road,
Wan Chai, Hong Kong

October 20, 2022

Dear Shareholders:

On behalf of the Board of Directors of Goldenbridge Acquisition Limited (the “Company,” “Goldenbridge” or “we”), I invite you to attend our Extraordinary General Meeting of Shareholders at 10:00 a.m. Eastern Time on November 23, 2022 (the “Extraordinary General Meeting”). We hope you can join us. Goldenbridge will be holding the Extraordinary General Meeting virtually via teleconference using the following dial-in information:

Within the U.S. and Canada Toll Free	1 800-450-7155
Outside of the U.S. and Canada	+1 857-999-9155
Participant Passcode	9137246#

The Notice of the Extraordinary General Meeting of Shareholders, the Proxy Statement and the proxy card accompany this letter are also available from our proxy solicitor at:

ADVANTAGE PROXY, INC.
P.O. Box 13581
Des Moines, WA 98198
Toll Free: (877) 870-8565
Collect: (206) 870-8565
Email: ksmith@advantageproxy.com

We are first mailing these materials to our shareholders on or about October 27, 2022.

As discussed in the enclosed Proxy Statement, the purpose of the Extraordinary General Meeting is to consider and vote upon the following proposals:

(i)     Proposal 1 — The Charter Amendment Proposal: A proposal to amend (the “Charter Amendment”) the Company’s amended and restated memorandum and articles of association (the “Current Charter”), to extend the date by which the Company has to consummate a business combination (the “Extension”) up to three (3) times for an additional three months each time from December 4, 2022 (the “Current Termination Date”) to September 4, 2023 (the termination date as so extended, the “Extended Termination Date”) (we refer to this proposal as the “Charter Amendment Proposal”); and

(ii)    Proposal 2 — The Adjournment Proposal: A proposal to direct the chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates (the “Adjournment”), if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the foregoing proposal.

Each of the Charter Amendment Proposal and the Adjournment Proposal are more fully described in the accompanying Proxy Statement.

The purpose of the Charter Amendment is to allow the Company an option to further extend the time to complete a business combination with Auto Services Group Limited, a Cayman Islands exempted company (“SunCar”) (the “Combination Period”). The Company’s IPO prospectus dated March 1, 2021, and the Current Charter provides that the Company had until December 4, 2022 (i.e., 21 months from the consummation of its IPO, after three (3) three-month extensions) to complete its initial business combination.

As previously announced, the Company has entered into an agreement and plan of merger, dated as of May 23, 2022 (the “Merger Agreement”), with Auto Services Group Limited, a Cayman Islands exempted company (“SunCar”), SunCar Technology Group Inc., a Cayman Islands exempted company and wholly-owned subsidiary of Goldenbridge (“PubCo”), SunCar Technology Global Inc., a Cayman Islands exempted company and wholly-owned subsidiary of PubCo (“Merger Sub”), certain shareholders of SunCar (each, a “Principal Shareholder” and collectively the “Principal Shareholders”), and Ye Zaichang, an individual as the representative of the shareholders of SunCar (“Principal Shareholders’ Representative”). Pursuant to the Merger Agreement, the Business Combination

(as defined below) will be effected in two steps: (i) subject to the approval and adoption of the Merger Agreement by the Company’s shareholders, the Company will reincorporate to a Cayman Island company by merging with and into PubCo, with PubCo remaining as the surviving publicly traded entity (the “Reincorporation Merger”); and (ii) the Merger Sub will be merged with and into SunCar, resulting in SunCar being a wholly-owned subsidiary of PubCo (the “Acquisition Merger”). The Reincorporation Merger and the Acquisition Merger are collectively referred to herein as the “Business Combination.” The aggregate consideration for the Acquisition Merger is $800,000,000, payable in the form of 80,000,000 newly issued PubCo ordinary shares valued at $10.00 per share.

The Company and parties to the Merger Agreement are working towards satisfaction of the conditions to completion of the Business Combination, including the necessary filings with the U.S. Securities and Exchange Commission related to the transaction, but have determined that there will not be sufficient time before December 4, 2022 (its current Termination Date) to hold an Extraordinary General Meeting to obtain the requisite shareholders approval of, and to consummate, the Business Combination. Under the circumstances, SunCar is willing to make a loan of up to $575,000 to the Company, or an aggregate of up to $1,725,000 if the maximum time allowed for the Extension is sought (we refer to each loan as a “Contribution”) so the Company can deposit into the Company’s trust account (the “Trust Account”) the Contribution amount as the extension payment for each three-month extension. The Contribution will be deposited in the Trust Account within five (5) business days prior to the beginning of the additional extension period (or portion thereof), other than the first Contribution which will be made on the day the Charter Amendment is filed and has become effective. The Contribution(s) will bear no interest and will be repayable by the Company to SunCar only upon consummation of an initial business combination. The loans will be forgiven by SunCar if the Company is unable to consummate an initial business combination with SunCar before the Extended Termination Date except to the extent of any funds held outside of the Trust Account. The Charter Amendment Proposal is more fully described in the accompanying Proxy Statement.

Our Board of Directors has determined that it is in the best interests of our shareholders to allow the Company to extend the time to complete a business combination up to three (3) times for an additional three months each time from December 4, 2022 to September 4, 2023, and provide that the date for cessation of operations of the Company if the Company has not completed a business combination would similarly be extended to the Extended Termination Date.

You are not being asked to vote on any business combination at this time. If the Charter Amendment is implemented and you do not elect to redeem your public shares now, you will retain the right to vote on the Business Combination when it is submitted to a vote by the shareholders and the right to redeem your public shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the shareholders’ vote is sought) or the Company has not consummated the business combination by the applicable termination date.

If our Board of Directors determines that the Company will not be able to consummate an initial business combination by the Extended Termination Date, the Company would then look to wind up the Company’s affairs and redeem 100% of the outstanding public shares.

In connection with the Charter Amendment, public shareholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay any applicable franchise and income taxes, divided by the number of then outstanding public shares, regardless of whether such public shareholders vote “FOR” or “AGAINST” the Charter Amendment Proposal, and an Election can also be made by public shareholders who do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting. Public shareholders may make an Election regardless of whether such public shareholders were holders as of the record date. If the Charter Amendment Proposal is approved by the requisite vote of shareholders, the remaining holders of public shares will retain their right to redeem their public shares when the Business Combination is submitted to a vote by the shareholders, subject to any limitations set forth in our Current Charter, as amended by the Charter Amendment. However, the Company will not proceed with the Charter Amendment if the redemption of public shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001. Each redemption of shares by our public shareholders will decrease the amount in our Trust Account, which held approximately $59,604,049.40 of marketable securities as of October 20, 2022. In addition, public shareholders who do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by September 4, 2023 (if extended to the maximum time allowed). Our sponsor, our officers and directors and our other initial shareholders, own an aggregate of 1,437,500 of our Ordinary Shares, which we refer to as the “Founder Shares”, that were issued prior to our initial public offering (“IPO”) and our sponsor owns 350,000 units, which we refer to as the “Private Units”, that were purchased by our sponsor in a private placement which occurred simultaneously with the completion of the IPO. If a business combination is not completed by the Extended Termination Date, the Founder Shares and the Private Units held by the Sponsor will become worthless.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two (2) business days prior to the Extraordinary General Meeting (or November 21, 2022). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

As of October 20, 2022, there was approximately $59,604,049.40 in the Trust Account. If the Charter Amendment Proposal is approved and the Company extends the Combination Period up to March 4, 2023, with one (1) three-month extension after December 4, 2022, the redemption price per share at the meeting for the Business Combination or the Company’s subsequent liquidation will be approximately $10.4659 per share (assuming no redemptions and without taking into account any interest).

If the Charter Amendment Proposal is not approved and we do not consummate a business combination by December 4, 2022, as contemplated by our IPO prospectus and in accordance with the Company’s Current Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned (net of taxes payable), which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Company’s board of directors, proceed to commence a voluntary liquidation and thereby a formal dissolution of the Company, subject in each case to its obligations to provide for claims of creditors and the requirements of applicable law. There will be no distribution from the Trust Account with respect to the Company’s warrants and rights, which will expire worthless in the event of the Company’s winding up. In the event of a liquidation, our sponsor, our officers and directors and our other initial shareholders will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Units.

As of the date hereof, substantially all of the assets held in the Trust Account are held in money market funds, which primarily invest in U.S. Treasury Bills. There is uncertainty under the Investment Company Act of 1940 (the “Investment Company Act”) whether certain special purpose acquisition companies, or “SPACs,” with trust account assets held in securities, that do not consummate an initial business combination within 24 months after the effective date the SPAC’s IPO registration statement, would fall under the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act. The Company’s IPO registration statement became effective on March 1, 2021. Due to this uncertainty, the Company intends to convert all of the assets held in the Trust Account into cash on or about October 28, 2022.

Our board has fixed the close of business on September 15, 2022 as the date for determining the Company shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of the Company’s ordinary shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof.

We know that many of our shareholders will be unable to attend the Extraordinary General Meeting. We are soliciting proxies so that each shareholder of record has an opportunity to vote on all matters that are scheduled to come before the shareholders at the Extraordinary General Meeting. Whether or not you plan to participate by virtual attendance at the Extraordinary General Meeting, please take the time now to read the Proxy Statement and vote by submitting by mail a paper copy of your proxy or vote instructions, so that your shares are represented at the meeting. You may also revoke your proxy or vote instructions and change your vote at any time prior to the Extraordinary General Meeting. Regardless of the number of the Ordinary Shares you own, your virtual attendance or by proxy is important for quorum purposes and your vote is important for proper corporate action.

After careful consideration of all relevant factors, the Company’s Board of Directors has determined that each of the proposals is advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Enclosed is the Proxy Statement containing detailed information concerning the Charter Amendment at the Extraordinary General Meeting. Whether or not you plan to participate virtually in the Extraordinary General Meeting, we urge you to read this material carefully and vote your shares. Thank you for your continuing interest in Goldenbridge Acquisition Limited.

Sincerely,

/s/ Yongsheng Liu
Yongsheng Liu,
Chief Executive Officer, Chief Financial Officer and Chairman of Board of Directors

October 20, 2022

GOLDENBRIDGE ACQUISITION LIMITED
15/F, Aubin House, 171-172 Gloucester Road,
Wan Chai, Hong Kong

NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 23, 2022

October 20, 2022

To the Shareholders of Goldenbridge Acquisition Limited:

NOTICE IS HEREBY GIVEN that an Extraordinary General Meeting of Shareholders (the “Extraordinary General Meeting”) of Goldenbridge Acquisition Limited (the “Company,” “Goldenbridge” or “we”) , a British Virgin Islands business company, will be held on November 23, 2022, at 10:00 a.m. Eastern Time. The Company will be holding the Extraordinary General Meeting virtually via teleconference using the following dial-in information:

Within the U. S. and Canada Toll Free	1 800-450-7155
Outside of the U. S. and Canada	+1 857-999-9155
Participant Passcode	9137246#

The purpose of the Extraordinary General Meeting will be to consider and vote upon the following proposals:

Proposal 1 — The Charter Amendment Proposal: a proposal to amend (the “Charter Amendment”) the Company’s amended and restated memorandum and articles of association (the “Current Charter”), to extend the date by which the Company has to consummate a business combination (the “Extension”) up to three (3) times for an additional three months each time from December 4, 2022 (the “Current Termination Date”) to September 4, 2023 (the termination date as so extended, the “Extended Termination Date”).

Proposal 2 — The Adjournment Proposal — a proposal to direct the chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates (the “Adjournment”), if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Charter Amendment Proposal.

The Board has fixed the close of business on September 15, 2022 as the record date for the Extraordinary General Meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the Extraordinary General Meeting or any adjournments thereof.

By Order of the Board of Directors
/s/ Yongsheng Liu
Chief Executive Officer, Chief Financial Officer and Chairman of Board of Directors

October 20, 2022

IMPORTANT

WHETHER OR NOT YOU PLAN TO PARTICIPATE IN THE MEETING, IT IS REQUESTED THAT YOU INDICATE YOUR VOTE ON THE ISSUES INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 23, 2022: THIS NOTICE OF MEETING, THE ACCOMPANY PROXY STATEMENT AND PROXY CARD TO THE SHAREHOLDERS WILL BE AVAILABLE AT https://www.cstproxy.com/goldenbridgeacquisition/2022. FOR BANKS AND BROKERS, THE NOTICE OF MEETING AND THE ACCOMPANYING PROXY STATEMENT ARE AVAILABLE AT https://www.cstproxy.com/goldenbridgeacquisition/2022/proxy.

PROXY STATEMENT
FOR
EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

TO BE HELD NOVEMBER 23, 2022

FIRST MAILED ON OR ABOUT OCTOBER 27, 2022
Date, Time and Place of the Extraordinary General Meeting

The enclosed proxy is solicited by the Board of Directors (the “Board”) of Goldenbridge Acquisition Limited ( the “Company,” “Goldenbridge” or “we”), a British Virgin Islands business company, in connection with the Extraordinary General Meeting of Shareholders (the “Extraordinary General Meeting”) to be held on November 23, 2022 at 10:00 a.m. Eastern Time for the purposes set forth in the accompanying Notice of Meeting. The Company will be holding the Extraordinary General Meeting virtually via teleconference using the following dial-in information:

Within the U. S. and Canada Toll Free	1 800-450-7155
Outside of the U. S. and Canada	+1 857-999-9155
Participant Passcode	9137246#

The principal executive office of the Company is 15/F, Aubin House, 171-172 Gloucester Road, Wan Chai, Hong Kong, and its telephone number, including area code, is (86) 186-0217-2929.

Purpose of the Extraordinary General Meeting

At the Extraordinary General Meeting, you will be asked to consider and vote upon the following proposals:

1.      Proposal 1 — The Charter Amendment Proposal: A proposal to amend (the “Charter Amendment”) the Company’s amended and restated memorandum and articles of association (the “Current Charter”), to extend the date by which the Company has to consummate a business combination (the “Extension”) up to three (3) times for an additional three months each time from December 4, 2022 (the “Current Termination Date”) to September 4, 2023 (the termination date as so extended, the “Extended Termination Date”).

2.      Proposal 2 — The Adjournment Proposal — a proposal to direct the chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates (the “Adjournment”), if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Charter Amendment Proposal.

The purpose of the Charter Amendment is to allow the Company an option to further extend the time to complete a business combination (the “Combination Period”). The Company’s IPO prospectus dated March 1, 2021, and the Current Charter provides that the Company had until December 4, 2022 (i.e., 21 months from the consummation of its IPO, after three (3) three-month extensions) to complete its initial business combination.

As previously announced, the Company has entered into an agreement and plan of merger, dated as of May 23, 2022 (the “Merger Agreement”), with Auto Services Group Limited, a Cayman Islands exempted company (“SunCar”), SunCar Technology Group Inc., a Cayman Islands exempted company and wholly-owned subsidiary of Goldenbridge (“PubCo”), SunCar Technology Global Inc., a Cayman Islands exempted company and wholly-owned subsidiary of PubCo (“Merger Sub”), certain shareholders of SunCar (each, a “Principal Shareholder” and collectively the “Principal Shareholders”), and Ye Zaichang, an individual as the representative of the shareholders of SunCar (“Principal Shareholders’ Representative”). Pursuant to the Merger Agreement, the Business Combination (as defined below) will be effected in two steps: (i) subject to the approval and adoption of the Merger Agreement by the Company’s shareholders, the Company will reincorporate to a Cayman Island company by merging with and into PubCo, with PubCo remaining as the surviving publicly traded entity (the “Reincorporation Merger”); and (ii) the Merger Sub will be merged with and into SunCar, resulting in SunCar being a wholly-owned subsidiary of PubCo (the “Acquisition Merger”). The Reincorporation Merger and the Acquisition Merger are collectively referred to herein as the “Business Combination.” The aggregate consideration for the Acquisition Merger is $800,000,000, payable in the form of 80,000,000 newly issued PubCo ordinary shares valued at $10.00 per share.

The Company and parties to the Merger Agreement are working towards satisfaction of the conditions to completion of the Business Combination, including the necessary filings with the U.S. Securities and Exchange Commission related to the transaction, but have determined that there will not be sufficient time before December 4, 2022 (its Current Termination Date) to hold an Extraordinary General Meeting to obtain the requisite shareholders’ approval of, and to consummate, the Business Combination. Under the circumstances, SunCar is willing to make a loan of up to $575,000 to the Company, or an aggregate of up to $1,725,000 if the maximum time allowed for the Extension is sought (we refer to each loan as a “Contribution”) so the Company can deposit into the Trust Account the Contribution amount as the extension payment for each three-month extension. The Contribution will be deposited in the Trust Account within five (5) business days prior to the beginning of the additional extension period (or portion thereof), other than the first Contribution which will be made on the day the Charter Amendment is filed and has become effective. The Contribution(s) will bear no interest and will be repayable by the Company to SunCar only upon consummation of an initial business combination. The loans will be forgiven by SunCar if the Company is unable to consummate an initial business combination before the Extended Termination Date except to the extent of any funds held outside of the Trust Account. The Charter Amendment Proposal is more fully described in the accompanying Proxy Statement.

Our Board of Directors has determined that it is in the best interests of our shareholders to allow the Company to extend the time to complete a business combination up to three (3) times for an additional three months each time from December 4, 2022 to September 4, 2023, and provide that the date for cessation of operations of the Company if the Company has not completed a business combination would similarly be extended to the Extended Termination Date.

Voting Rights and Revocation of Proxies

The record date with respect to this solicitation is the close of business on September 15, 2022 (the “Record Date”) and only shareholders of record on that day will be entitled to vote at the Extraordinary General Meeting and any adjournment or adjournments thereof.

The shares of the Company’s ordinary shares (the “Ordinary Shares”) represented by all validly executed proxies received in time to be taken to the Extraordinary General Meeting and not previously revoked will be voted at the meeting. This proxy may be revoked by the shareholder at any time prior to its being voted by filing with the Secretary of the Company either by a notice of revocation or a duly executed proxy bearing a later date. We intend to release this Proxy Statement and the enclosed proxy card to our shareholders on or about October 27, 2022.

Dissenters’ Right of Appraisal

Holders of our Ordinary Shares do not have appraisal rights under the laws of British Virgin Islands and under the governing documents of the Company in connection with this solicitation.

Outstanding Shares and Quorum

The number of outstanding Ordinary Shares entitled to vote at the Extraordinary General Meeting is 7,566,250. Each Ordinary Share is entitled to one vote. The presence by proxy or virtual attendance at the Extraordinary General Meeting of the holders of 3,783,125 shares, or not less than fifty percent of the votes of the Ordinary Shares entitled to vote, will constitute a quorum. There is no cumulative voting under the laws of British Virgin Islands or the governing documents of the Company. Shares that abstain or for which the authority to vote is withheld on certain matters (so-called “broker non-votes”) will be treated as present for quorum purposes on all matters.

Broker Non-Votes

Holders of Ordinary Shares that are held in street name must instruct their bank or brokerage firm that holds their shares how to vote their shares. If a shareholder does not give instructions to his or her bank or brokerage firm, the bank or brokerage firm will nevertheless be entitled to vote the shares with respect to “routine” items, but it will not be permitted to vote the shares with respect to “non-routine” items. In the case of a non-routine item, such shares will be considered “broker non-votes” on that proposal.

Proposal 1 — The Charter Amendment is a matter that we believe will be considered “non-routine.”

Proposal 2 — The Adjournment is a matter that we believe will be considered “routine.”

Banks or brokerages cannot use discretionary authority to vote shares on Proposal 1 if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

Required Votes for Each Proposal to Pass

Assuming the presence of a quorum at the Extraordinary General Meeting:

Proposal	Vote Required	Broker Discretionary Vote Allowed
Charter Amendment	Majority of the shares represented by virtual attendance or by proxy which were present at the Extraordinary General Meeting and were voted	No
Adjournment	Majority of the shares represented by virtual attendance or by proxy which were present at the Extraordinary General Meeting and were voted	Yes

Abstentions and broker non-votes will have no effect on the vote for each of the proposals.

The SEC has recently issued proposed rules relating to certain activities of SPACs. Certain of the procedures that we, a potential initial business combination target, or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete an initial business combination and may make it more difficult to complete an initial business combination. The need for compliance with the SPAC Rule Proposals (as defined below) may cause us to liquidate the funds in the trust account or liquidate the Company at an earlier time than we might otherwise choose.

On March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating, among other items, to disclosures in SEC filings in connection with an initial business combination transactions involving SPACs and private operating companies; the financial statement requirements applicable to transactions involving shell companies; the use of projections in SEC filings in connection with proposed initial business combination transactions; the potential liability of certain participants in proposed initial business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. The SPAC Rule Proposals have not yet been adopted and may be adopted in the proposed form or in a different form that could impose additional regulatory requirements on SPACs.

Certain of the procedures that we, a potential initial business combination target, or others may determine to undertake in connection with the SPAC Rule Proposals, or pursuant to the SEC’s views expressed in the SPAC Rule Proposals, may increase the costs and time of negotiating and completing an initial business combination, and may make it more difficult to complete an initial business combination. The need for compliance with the SPAC Rule Proposals may cause us to liquidate the funds in the trust account or liquidate the Company at an earlier time than we might otherwise choose.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted and, as a result, we may abandon our efforts to consummate an initial business combination and liquidate the Company.

The SPAC Rule Proposals relate, among other matters, to the circumstances in which SPACs such as the Company could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of its registration statement for its IPO (the “IPO Registration Statement”). The company would then be required to complete its initial business combination no later than 24 months after the effective date of the IPO Registration Statement.

Because the SPAC Rule Proposals have not yet been adopted, there is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, that may not complete its initial business combination within 24 months after the effective date of the IPO Registration Statement. We have entered into a definitive initial business combination agreement within 18 months after the effective date of our IPO Registration Statement and do not expect to complete our initial business combination within 24 months of such date. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants following such a transaction, and our warrants would expire worthless.

To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we expect to instruct the trustee to liquidate the securities held in the trust account on or around October 28, 2022, and instead to hold the funds in the trust account in cash until the earlier of the consummation of our initial business combination or our liquidation. As a result, following the liquidation of securities in the trust account, we would likely receive minimal interest, if any, on the funds held in the trust account, which would reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company.

The funds in the trust account have, since our IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we expect that we will instruct Continental Stock Transfer & Trust Company, the trustee with respect to the trust account, to liquidate the U.S. government treasury obligations or money market funds held in the trust account on or around October 28, 2022, and thereafter to hold all funds in the trust account in cash until the earlier of consummation of our initial business combination or liquidation of the Company. Following such liquidation, we would likely receive minimal interest, if any, on the funds held in the trust account. However, interest previously earned on the funds held in the trust account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. As a result, any decision to liquidate the securities held in the trust account and thereafter to hold all funds in the trust account in cash would reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company.

In addition, even prior to the 24-month anniversary of the effective date of the IPO Registration Statement, we may be deemed to be an investment company. The longer that the funds in the trust account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate the Company. Accordingly, we may determine, in our discretion, to liquidate the securities held in the trust account at any time, even prior to the 24-month anniversary, and instead hold all funds in the trust account in cash, which would further reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company.

We may not be able to complete an initial business combination with a U.S. target company since such initial business combination may be subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (CFIUS), or ultimately prohibited.

Our sponsor, Cross Wealth Investment Holding Limited, is a British Virgin Islands company (the “Sponsor”), which is controlled by our director, Jining Li, who is a Hong Kong national. We are therefore likely considered a “foreign person” under the regulations administered by CFIUS and will continue to be considered as such in the future for so long as our Sponsor has the ability to exercise control over us for purposes of CFIUS’s regulations. As such, an initial business combination with a U.S. business may be subject to CFIUS review, the scope of which was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. If our potential initial business combination with a U.S. business falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and we have limited time to complete our initial business combination. If we cannot complete our initial business combination by December 4, 2022 (or up to September 4, 2023 if the Charter Amendment Proposal is approved by the shareholders) because the review process drags on beyond such timeframe or because our initial business combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. If we liquidate, our public shareholders may only receive approximately $10.3659 per share, and our warrants and rights will expire worthless. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

Voting Procedures

Each Ordinary Share that you own in your name entitles you to one vote on each of the proposals for the Extraordinary General Meeting. Your proxy card shows the number of our Ordinary Shares that you own.

•        You can vote your shares in advance of the Extraordinary General Meeting by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee to ensure that your shares are represented and voted at the Extraordinary General Meeting. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your Ordinary Shares will be voted as recommended by our board of directors. Our board of directors recommends voting “FOR” the Charter Amendment Proposal and the Adjournment Proposal.

•        You can participate in the Extraordinary General Meeting and vote telephonically even if you have previously voted by submitting a proxy. However, if your Ordinary Shares are held in the name of your broker, bank or other nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your Ordinary Shares.

Solicitation of Proxies

Your proxy is being solicited by our Board on the proposals being presented to shareholders at the Extraordinary General Meeting. The Company has agreed to pay Advantage Proxy, Inc. its customary fee and out-of-pocket expenses. The Company will reimburse Advantage Proxy, Inc. for reasonable out-of-pocket expenses and will indemnify Advantage Proxy, Inc. and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact Advantage Proxy, Inc. at:

ADVANTAGE PROXY, INC.
P.O. Box 13581
Des Moines, WA 98198
Toll Free: (877) 870-8565
Collect: (206) 870-8565
Email: ksmith@advantageproxy.com

The cost of preparing, assembling, printing and mailing this Proxy Statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Extraordinary General Meeting, will be borne by the Company.

Some banks and brokers have customers who beneficially own Ordinary Shares listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding Ordinary Shares is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.

Delivery of Proxy Materials to Households

Only one copy of this Proxy Statement will be delivered to an address where two or more shareholders reside with the same last name or whom otherwise reasonably appear to be members of the same family based on the shareholders’ prior express or implied consent.

We will deliver promptly upon written or oral request a separate copy of this Proxy Statement. If you share an address with at least one other shareholder, currently receive one copy of our Proxy Statement at your residence, and would like to receive a separate copy of our Proxy Statement for future shareholder meetings of the Company, please specify such request to Advantage Proxy, Inc., P.O. Box 13581, Des Moines, WA 98198, Toll Free: 877-870-8565, ksmith@advantageproxy.com.

If you share an address with at least one other shareholder and currently receive multiple copies of our Proxy Statement, and you would like to receive a single copy of our Proxy Statement, please specify such request to Advantage Proxy, Inc., P.O. Box 13581, Des Moines, WA 98198, Toll Free: 877-870-8565, ksmith@advantageproxy.com.

Conversion Rights

Pursuant to our currently existing charter, any holders of our public shares may demand that such shares be converted for a pro rata share of the aggregate amount on deposit in the Trust Account, less taxes payable, calculated as of two business days prior to the Extraordinary General Meeting. Public shareholders may seek to have their shares redeemed regardless of whether they vote for or against the proposals and whether or not they are holders of our Ordinary Shares as of the Record Date. If you properly exercise your conversion rights, your shares will cease to be outstanding and will represent only the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account which holds the proceeds of our IPO (calculated as of two business days prior to the Extraordinary General Meeting). For illustrative purposes, based on funds in the trust account of approximately $59,604,049.40 on October 20, 2022, the estimated per share conversion price would have been approximately $10.3659.

In order to exercise your conversion rights, you must:

•        submit a request in writing prior to 5:00 p.m., Eastern time on November 21, 2022 (two business days before the Extraordinary General Meeting) that we convert your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, NY 10004
Attn: Mark Zimkind
E-mail: mzimkind@continentalstock.com

and

•        deliver your public shares either physically or electronically through The Depository Trust Company to our transfer agent at least two business days before the Extraordinary General Meeting. Shareholders seeking to exercise their conversion rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is our understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, we do not have any control over this process and it may take longer than two weeks. Shareholders who hold their shares in street name will have to coordinate with their broker, bank or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your public shares as described above, your shares will not be redeemed.

Any demand for conversion, once made, may be withdrawn at any time until the deadline for exercising conversion requests (and submitting shares to the transfer agent) and thereafter, with our consent, until the vote is taken with respect to the Charter Amendment Proposal. If you delivered your shares for conversion to our transfer agent and decide within the required timeframe not to exercise your conversion rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed above.

If you exercise your conversion rights, your of our Ordinary Shares will cease to be outstanding immediately prior to the Extraordinary General Meeting (assuming the Charter Amendment Proposal is approved) and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for these shares only if you properly and timely request conversion.

If the Charter Amendment is not approved and we do not consummate an initial business combination by December 4, 2022, we will be required to dissolve and liquidate our Trust Account by returning the then remaining funds in such account to the public shareholders and our warrants and rights will expire worthless.

Holders of outstanding units must separate the underlying public shares, public warrants and public rights prior to exercising conversion rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company with written instructions to separate such units into public shares, public warrants and public rights. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your conversion rights with respect to the public shares upon the separation of the public shares from the units.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (DWAC) system, a withdrawal of the relevant units and a deposit of an equal number of public shares, public warrants and public rights. This must be completed far enough in advance to permit your nominee to exercise your conversion rights with respect to the public shares upon the separation of the public shares from the units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your conversion rights.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our voting securities by (i) each person who is known by us to be the beneficial owner of more than 5% of our issued and outstanding Ordinary Shares, (ii) each of our officers and directors, and (iii) all of our officers and directors as a group as of the Record Date.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all Ordinary Shares beneficially owned by them. The following table does not reflect record of beneficial ownership of any Ordinary Shares issuable upon exercise of the warrants or conversion of rights, as the warrants are not exercisable within 60 days of the Record Date and the rights are not convertible within 60 days of the Record Date.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership of Ordinary Shares	Approximate Percentage of Outstanding Shares of Ordinary Shares
Cross Wealth Investment Holding Limited(2)	470,583	6.22%
Yongsheng Liu(3)	245,250	3.24%
Ray Chen	15,000	*
Jining Li(2)	470,583	6.22%
Kinpui Choi	15,000	*
Michael Chen(4)	15,000	*
Claude P. Franco	15,000	*
All directors and officers as a group (6 individuals)	775,833	10.25%
Golden Bridge Holding, LLC(5)	300,000	3.96%
Scienjoy Inc.(6)	606,061	8.01%
Lucky Link International Limited(7)	30,000	*
Can Wu	60,606	*
Boothbay Fund Management, LLC(8)	400,000	5.29%
Ari Glass(8)	400,000	5.29%
Feis Equities LLC(9)	378,315	5.00%
Lawrence M. Feis(9)	378,315	5.00%
Karpus Management, Inc.(10)	644,199	8.51%

____________

*        Less than 1%.

(1)      Unless otherwise indicated, the business address of each of the individuals is c/o Goldenbridge Acquisition Limited, 15/F, Aubin House, 171-172 Gloucester Road, Wanchai, Hong Kong.

(2)      Mr. Jining Li, Goldenbridge’s director, owns and controls Cross Wealth Investment Holding Limited, the sponsor.

(3)      Mr. Yongsheng Liu owns and controls such shares through Asia Pacific Capital Management Limited.

(4)      Mr. Michael Chen owns and controls such shares through Chen & Associates, LLC.

(5)      Mr. Eddie Juling Ni owns and controls Golden Bridge Holding, LLC.

(6)      Based on a Schedule 13G filed on March 10, 2021 by the reporting persons. The address for the reporting persons is the 3rd Floor, Jia No. 34, Shenggu Nanli, Chaoyang District, Beijing, F4 100029. Scienjoy Inc. is a wholly owned subsidiary of Scienjoy Holding Corporation. Scienjoy Holding Corporation may be deemed to beneficially own 606,061 Ordinary Shares held by Scienjoy Inc.

(7)      Mr. Lo Ka Lin owns and controls Lucky Link International Limited.

(8)      Based on a Schedule 13G/A filed on February 10, 2022 by the reporting persons. The address for the reporting persons is 140 East 45th Street, 14th Floor, New York, NY 10017. Boothbay Fund Management, LLC, a Delaware limited liability company (the “Adviser”), in its capacity as the investment manager of one or more private funds (the “Fund”), which are managed by the Advisor, has the power to vote and the power to direct the disposition of all Units held by the Fund. Ari Glass is the Managing Member of the Adviser. Shares reported may be deemed beneficially owned by Boothbay Fund Management, LLC and Ari Glass.

(9)      Based on a Schedule 13G filed on March 11, 2022 by the reporting persons. The address for the reporting persons is 20 North Wacker Drive, Suite 2115, Chicago, Illinois 60606. Feis Equities LLC, an Illinois limited liability company, and Lawrence M. Feis, may be deemed as the beneficial owner of 378,315 Ordinary Shares.

(10)    Based on a Schedule 13G filed on February 14, 2022 by the reporting person. The address for the reporting persons is 183 Sully’s Trail, Pittsford, New York 14534. Karpus Management, Inc., d/b/a Karpus Investment Management (“Karpus”). Karpus is a registered investment adviser under Section 203 of the Investment Advisers Act of 1940. Karpus is controlled by City of London Investment Group plc (“CLIG”), which is listed on the London Stock Exchange. However, in accordance with SEC Release No. 34-39538 (January 12, 1998), effective informational barriers have been established between Karpus and CLIG such that voting and investment power over the subject securities is exercised by Karpus independently of CLIG, and, accordingly, attribution of beneficial ownership is not required between Karpus and CLIG.

PROPOSAL 1: THE CHARTER AMENDMENT

The proposed Charter Amendment would amend our existing charter to extend the date by which the Company has to consummate a business combination (the “Extension”) up to three (3) times for an additional three months each time from December 4, 2022 (the “Current Termination Date”) to September 4, 2023 (the termination date as so extended, the “Extended Termination Date”). Initially, the Company had until December 4, 2022 (after three three-month extensions) to complete its initial business combination.

The complete text of the proposed amendment is attached to this proxy statement as Annex A. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms. We will not effect the Charter Amendment if the redemption of public shares in connection therewith would cause us to have net tangible assets of less than $5,000,001 and we will move to liquidate the trust account and dissolve the Company promptly after the Extraordinary General Meeting.

Reasons for the Proposed Charter Amendment

The Company is proposing to amend its charter to allow the Company to extend the time the Company has to consummate a business combination up to three (3) times for an additional three months each time from December 4, 2022 to September 4, 2023.

As previously announced, the Company has entered into an agreement and plan of merger, dated as of May 23, 2022 (the “Merger Agreement”), with Auto Services Group Limited, a Cayman Islands exempted company (“SunCar”), SunCar Technology Group Inc., a Cayman Islands exempted company and wholly-owned subsidiary of Goldenbridge (“PubCo”), SunCar Technology Global Inc., a Cayman Islands exempted company and wholly-owned subsidiary of PubCo (“Merger Sub”), certain shareholders of SunCar (each, a “Principal Shareholder” and collectively the “Principal Shareholders”), and Ye Zaichang, an individual as the representative of the shareholders of SunCar (“Principal Shareholders’ Representative”). Pursuant to the Merger Agreement, the Business Combination (as defined below) will be effected in two steps: (i) subject to the approval and adoption of the Merger Agreement by the Company’s shareholders, the Company will reincorporate to a Cayman Island company by merging with and into PubCo, with PubCo remaining as the surviving publicly traded entity (the “Reincorporation Merger”); and (ii) the Merger Sub will be merged with and into SunCar, resulting in SunCar being a wholly-owned subsidiary of PubCo (the “Acquisition Merger”). The Reincorporation Merger and the Acquisition Merger are collectively referred to herein as the “Business Combination.” The aggregate consideration for the Acquisition Merger is $800,000,000, payable in the form of 80,000,000 newly issued PubCo ordinary shares valued at $10.00 per share.

The Company and parties to the Merger Agreement are working towards satisfaction of the conditions to completion of the Business Combination, including the necessary filings with the U.S. Securities and Exchange Commission related to the transaction, but have determined that there will not be sufficient time before December 4, 2022 (its Current Termination Date) to hold an Extraordinary General Meeting to obtain the requisite shareholder approval of, and to consummate, the Business Combination. Under the circumstances, SunCar is willing to make a loan of up to $575,000 to the Company, or an aggregate of up to $1,725,000 if the maximum time allowed for the Extension is sought (we refer to each loan as a “Contribution”) so the Company can deposit into the Trust Account the Contribution amount as the extension payment for each three-month extension. The Contribution will be deposited in the Trust Account within five (5) business days prior to the beginning of the additional extension period (or portion thereof), other than the first Contribution which will be made on the day the Charter Amendment is filed and has become effective. The Contribution(s) will bear no interest and will be repayable by the Company to SunCar only upon consummation of an initial business combination. The loans will be forgiven by SunCar if the Company is unable to consummate an initial business combination with SunCar before the Extended Termination Date except to the extent of any funds held outside of the Trust Account. We intend to issue a press release announcing the deposit of funds promptly after such funds are deposited into the Trust Account.

If the Charter Amendment proposal is not approved and we do not consummate a business combination by December 4, 2022, as contemplated by our IPO prospectus and in accordance with our Current Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than five business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned (net of taxes payable and less interest earned thereon that is released to us), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under the laws of British Virgin Islands to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to the Company’s warrants or rights, which will expire worthless we wind up.

As of the date hereof, substantially all of the assets held in the Trust Account are held in money market funds, which primarily invest in U.S. Treasury Bills. There is uncertainty under the Investment Company Act of 1940 (the “Investment Company Act”) whether certain special purpose acquisition companies, or “SPACs,” with trust account assets held in securities, that do not consummate an initial business combination within 24 months after the effective date the SPAC’s IPO registration statement, would fall under the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act. The Company’s IPO registration statement became effective on March 1, 2021. Due to this uncertainty, the Company intends to convert all of the assets held in the Trust Account into cash on or about October 28, 2022.

Our Board of Directors has determined that it is in the best interests of our shareholders to allow the Company to extend the time to complete a business combination up to three (3) times for an additional three months each time from December 4, 2022 to September 4, 2023, and provide that the date for cessation of operations of the Company if the Company has not completed a business combination would similarly be extended to the Extended Termination Date.

Interests of Certain Persons in the Business Combination

When you consider the recommendation of the Board in favor of adoption of the Charter Amendment Proposal, you should keep in mind that the Company’s Sponsor, directors and officers and their affiliates (collectively, “Initial Shareholders”) have interests in the Business Combination that are different from, or in addition to, your interests as a shareholder, including:

•        If an initial business combination is not completed by December 4, 2022, whether with SunCar or with any other entity, the Company will be required to liquidate. In such event, 1,437,500 Ordinary Shares held by the Initial Shareholders, which were acquired prior to the IPO for an aggregate purchase price of $25,000, will be worthless. Such Ordinary Shares had an aggregate market value of approximately $14.8 million based on the closing price of Ordinary Shares of $10.30 per share on The Nasdaq Capital Market (“Nasdaq”) as of October 19, 2022. Specifically, up to of 400,000 Ordinary Shares held by the Initial Shareholders that SunCar will agree to purchase pursuant to an insider share purchase agreement in connection with the closing of the Business Combination, at a price of $10.00 per share for up to an aggregate purchase price of $4,000,000, will be worthless. The Initial Shareholders waived their redemption rights and liquidation rights in connection with the purchase of the Founder Shares and no other consideration was paid for such agreement.

•        If an initial business combination is not completed by December 4, 2022, whether with SunCar or with any other entity, the Company will be required to liquidate. In such event, 470,583 Ordinary Shares held by the Sponsor, which were acquired prior to the IPO as part of the Founder Shares, and ordinary shares, warrants and the rights included as part of the 350,000 Private Units purchased by the Sponsor for a total purchase price of $3,500,000, will be worthless. Such ordinary shares had an aggregate market value of approximately $4.8 million based on the closing price of Ordinary Shares of $10.30 per share on Nasdaq as of October 19, 2022, such warrants had an aggregate market value of approximately $9,695 based on the closing price of warrants of $0.0277 per warrant on Nasdaq as of October 11, 2022, such rights had an aggregate market value of approximately $38,500 based on the closing price of rights of $0.1100 per right on Nasdaq as of October 20, 2022, and such private units had an aggregate market value of approximately $3.6 million based on the closing price of units of $10.30 per unit on Nasdaq as of October 19, 2022. The Sponsor waived its redemption rights and liquidation rights in connection with the purchase of the Founder Shares and the Private Units, and no other consideration was paid for such agreement.

•        The exercise of the Company’s directors’ and officers’ discretion in agreeing to changes or waivers in the terms of the Business Combination may result in a conflict of interest when determining whether such changes or waivers are appropriate and in our shareholders’ best interest.

•        The Sponsor will be liable under certain circumstances described in the IPO prospectus to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by the Company for services rendered or contracted for or products sold to the Company. If the Company consummates a business combination, on the other hand, PubCo will be liable for all such claims.

•        The Sponsor and the Company’s officers and directors and their affiliates are entitled to reimbursement of reasonable out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and business combinations. However, if the Business Combination is not completed by December 4, 2022, they will not have any claim against the Trust Account for reimbursement. Accordingly, the Company may not be able to reimburse these expenses, and the Sponsor and the Company’s officers and directors and their affiliates will not receive reimbursement for any out-of-pocket expenses incurred by them to the extent that such expenses exceeded the amount of its working capital if the Business Combination or another business combination is not completed within the allotted time period. As of the date hereof, none of the Sponsor, the Company’s officers and directors or their affiliates are owed out-of-pocket expenses for which they are awaiting reimbursement.

•        If the Business Combination with SunCar is completed, SunCar’s shareholders will designate four (4) members of the board of directors of PubCo. It is currently contemplated that Yongsheng Liu, who is currently a director, CEO and CFO of the Company, will continue to be a director of PubCo after the closing of the Business Combination (assuming that the Acquisition Proposal is approved). As such, in the future, he will receive any cash fees, stock options or stock awards that PubCo’s board of directors determines to pay to its non-executive directors.

•        The Merger Agreement provides for the continued indemnification of the Company’s current directors and officers and the continuation of directors and officers liability insurance covering the Company’s current directors and officers.

•        Pursuant to the Merger Agreement, the Company, SunCar, and the Initial Shareholders will enter into an insider share purchase agreement in connection with the Business Combination whereby SunCar will agree to buy up to an aggregate of 400,000 Ordinary Shares, 300,000 Ordinary Shares, or 200,000 Ordinary Shares held by the Initial Shareholders, at a price of $10.00 per share, for up to an aggregate purchase price of $4,000,000, $3,000,000, or $2,000,000, respectively, in the event the Company has at least $40,000,000 in cash immediately after the closing of the Business Combination (netting off all the liabilities, costs and expenses owed by the Company at the closing), at least $30,000,000 but less than $40,000,000 in cash immediately after the Closing, or no more than $30,000,000 in cash immediately after the Closing, respectively;

•        The Company’s officers and directors may make loans from time to time to the Company to fund certain capital requirements. As of the date hereof, no such loans have been made, but loans may be made after the date hereof. If the Business Combination with SunCar is not consummated, the loans would not be repaid and would be forgiven except to the extent there are funds available to the Company outside of the trust account;

•        The Sponsor and its affiliates can earn a positive rate of return on their investment, even if other shareholders experience a negative rate of return in the combined company following the Business Combination. For example, if the share price of the ordinary shares declined to $5.00 per share after the close of the Business Combination, the Company’s public shareholders that purchased shares in the initial public offering would have a loss of $5.00 per share, while the Company’s Sponsor would have a gain of $4.98 per share because it acquired the founder shares for a nominal amount.

The SEC has recently issued proposed rules relating to certain activities of SPACs. Certain of the procedures that we, a potential initial business combination target, or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete an initial business combination and may make it more difficult to complete an initial business combination. The need for compliance with the SPAC Rule Proposals (as defined below) may cause us to liquidate the funds in the trust account or liquidate the Company at an earlier time than we might otherwise choose.

On March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating, among other items, to disclosures in SEC filings in connection with an initial business combination transactions involving SPACs and private operating companies; the financial statement requirements applicable to transactions involving shell companies; the use of projections in SEC filings in connection with proposed initial business combination transactions; the potential liability of certain participants in proposed initial business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. The SPAC Rule Proposals have not yet been adopted and may be adopted in the proposed form or in a different form that could impose additional regulatory requirements on SPACs.

Certain of the procedures that we, a potential initial business combination target, or others may determine to undertake in connection with the SPAC Rule Proposals, or pursuant to the SEC’s views expressed in the SPAC Rule Proposals, may increase the costs and time of negotiating and completing an initial business combination, and may make it more difficult to complete an initial business combination. The need for compliance with the SPAC Rule Proposals may cause us to liquidate the funds in the trust account or liquidate the Company at an earlier time than we might otherwise choose.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted and, as a result, we may abandon our efforts to consummate an initial business combination and liquidate the Company.

The SPAC Rule Proposals relate, among other matters, to the circumstances in which SPACs such as the Company could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of its registration statement for its IPO (the “IPO Registration Statement”). The company would then be required to complete its initial business combination no later than 24 months after the effective date of the IPO Registration Statement.

Because the SPAC Rule Proposals have not yet been adopted, there is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, that may not complete its initial business combination within 24 months after the effective date of the IPO Registration Statement. We have entered into a definitive initial business combination agreement within 18 months after the effective date of our IPO Registration Statement and do not expect to complete our initial business combination within 24 months of such date. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants following such a transaction, and our warrants would expire worthless.

To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we expect to instruct the trustee to liquidate the securities held in the trust account on or around October 28, 2022, and instead to hold the funds in the trust account in cash until the earlier of the consummation of our initial business combination or our liquidation. As a result, following the liquidation of securities in the trust account, we would likely receive minimal interest, if any, on the funds held in the trust account, which would reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company.

The funds in the trust account have, since our IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we expect that we will instruct Continental Stock Transfer & Trust Company, the trustee with respect to the trust account, to liquidate the U.S. government treasury obligations or money market funds held in the trust account on or around October 28, 2022, and thereafter to hold all funds in the trust account in cash until the earlier of consummation of our initial business combination or liquidation of the Company. Following such liquidation, we would likely receive minimal interest, if any, on the funds held in the trust account. However, interest previously earned on the funds held in the trust account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. As a result, any decision to liquidate the securities held in the trust account and thereafter to hold all funds in the trust account in cash would reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company.

In addition, even prior to the 24-month anniversary of the effective date of the IPO Registration Statement, we may be deemed to be an investment company. The longer that the funds in the trust account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate the Company. Accordingly, we may determine, in our discretion, to liquidate the securities held in the trust account at any time, even prior to the 24-month anniversary, and instead hold all funds in the trust account in cash, which would further reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company.

We may not be able to complete an initial business combination with a U.S. target company since such initial business combination may be subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (CFIUS), or ultimately prohibited.

Our Sponsor, Cross Wealth Investment Holding Limited, is a British Virgin Islands company, which is controlled by our director, Jining Li, who is a Hong Kong national. We are therefore likely considered a “foreign person” under the regulations administered by CFIUS and will continue to be considered as such in the future for so long as our Sponsor has the ability to exercise control over us for purposes of CFIUS’s regulations. As such, an initial business combination with a U.S. business may be subject to CFIUS review, the scope of which was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. If our potential initial business combination with a U.S. business falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and we have limited time to complete our initial business combination. If we cannot complete our initial business combination by December 4, 2022 (or up to September 4, 2023 if the Charter Amendment Proposal is approved by the shareholders) because the review process drags on beyond such timeframe or because our initial business combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. If we liquidate, our public shareholders may only receive approximately $10.3659 per share, and our warrants and rights will expire worthless. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

Required Vote

You are not being asked to vote on any business combination at this time. If the Charter Amendment is implemented and you do not elect to redeem your public shares now, you will retain the right to vote on the Business Combination when it is submitted to a vote by the shareholders and the right to redeem your public shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the shareholders’ vote is sought) or the Company has not consummated the business combination by the applicable termination date.

Approval of the Charter Amendment requires the affirmative vote of a majority of the votes of the Ordinary Shares entitled to vote thereon, represented by virtual attendance or by proxy, which were present at the Extraordinary General Meeting and were voted. If your shares are held in “street name”, your broker, bank, custodian, or other nominee holder cannot vote your shares on this proposal, unless you direct the holder how to vote, by marking your proxy card. Abstentions and broker non-votes will have no effect on the vote for each of the proposals.

Recommendation

The Company’s Board of Directors recommends that you vote “FOR” the Charter Amendment Proposal.

PROPOSAL 2: THE ADJOURNMENT PROPOSAL

The adjournment proposal, if adopted, will request the chairman of the Extraordinary General Meeting (who has agreed to act accordingly) to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies. The adjournment proposal will only be presented to our shareholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the other proposal in this proxy statement. If the adjournment proposal is not approved by our shareholders, the chairman of the meeting will not exercise his ability to adjourn the Extraordinary General Meeting to a later date (which he would otherwise have as the Chairman) in the event, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the other proposal.

Required Vote

If a majority of the shares represented by virtual attendance or by proxy which were present and voted at the Extraordinary General Meeting vote for the adjournment proposal, the chairman of the Extraordinary General Meeting will exercise his or her power to adjourn the meeting as set out above.

Recommendation

The Company’s Board of Directors recommends that you vote “FOR” the adjournment proposal.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at www.sec.gov.

This Proxy Statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this Proxy Statement. Information and statements contained in this Proxy Statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

You may obtain additional copies of this Proxy Statement, at no cost, and you may ask any questions you may have about the Charter Amendment or the Adjournment by contacting us at the following address or telephone number:

Goldenbridge Acquisition Limited
15/F, Aubin House, 171-172 Gloucester Road,
Wan Chai, Hong Kong
Telephone: (86) 186-0217-2929

You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

ADVANTAGE PROXY, INC.

Attention: Karen Smith
Toll Free: (877) 870-8565
Collect: (206) 870-8565
Email: ksmith@advantageproxy.com

In order to receive timely delivery of the documents in advance of the Extraordinary General Meeting, you must make your request for information no later than November 16, 2022.

Annex A

Amended Articles

TERRITORY OF THE BRITISH VIRGIN ISLANDS
THE BVI BUSINESS COMPANIES ACT, 2004
(the “Act”)
MEMORANDUM OF ASSOCIATION
OF
Goldenbridge Acquisition Limited
(the “Company”)

As Amended and Restated on [•], 202[•]

1.           NAME

The name of the Company is Goldenbridge Acquisition Limited.

2.           COMPANY LIMITED BY SHARES

The Company is a company limited by shares. The liability of each member is limited to:

(i)   the amount from time to time unpaid on such member’s shares;

(ii)  any liability expressly provided for in the Memorandum or the Articles; and

(iii) any liability to repay a distribution pursuant to section 58(1) of the Act.

3.           REGISTERED OFFICE

The first registered office of the Company will be situated at Clarence Thomas Building, P.O. Box 4649, Road Town, Tortola, British Virgin Islands. Thereafter, the registered office may be situated at such other place as the directors or members may from time to time determine.

4.            REGISTERED AGENT

The first registered agent of the Company will be FH Corporate Services Ltd, of Clarence Thomas Building, P.O. Box 4649, Road Town, Tortola, British Virgin Islands. Thereafter, the directors or members may from time to time change the Registered Agent.

5.            GENERAL OBJECTS AND POWERS

Subject to Regulation 6 below, the Company shall have full power and authority to carry out any object not prohibited by the Act as amended from time to time, or any other law of the British Virgin Islands.

6.           AUTHORISED SHARES

6.1.        The Company is authorised to issue unlimited shares of no par value.

6.2.        The directors or members may from time to time increase or reduce the maximum number of shares the Company is authorised to issue, by amendment to this Memorandum in accordance with the provisions below.

7.           SHARE RIGHTS

7.1.        Each share in the Company confers on the holder:

(i)   the right to one vote on any Resolution of the Members;

(ii)  the right to an equal share in any dividend paid by the Company in accordance with the Act; and

(iii) the right to an equal share in the distribution of the surplus assets of the Company.

7.2.        The Company may redeem, purchase or otherwise acquire all or any of the Shares subject to Regulation 6 of the Articles.

Annex A-1

8.           VARIATION OF RIGHTS

If at any time the shares are divided into different classes, the rights attached to any class may only be varied, whether or not the Company is in liquidation, with the consent in writing of the holders of not less than 50% of the issued shares of that class and the holders of not less than 50% of the issued shares of any other class of shares which may be affected by such variation.

9.           RIGHTS NOT VARIED BY THE ISSUE OF SHARES PARI PASSU

The rights conferred upon the holders of the shares of any class shall not, unless otherwise expressly provided by the terms of issue of the shares of that class, be deemed to be varied by the creation or issue of further shares ranking pari passu therewith.

10.         REGISTERED SHARES ONLY

Shares in the Company may only be issued as registered shares and the Company is not authorised to issue bearer shares. Registered shares may not be exchanged for bearer shares or converted to bearer shares.

11.         AMENDMENTS TO MEMORANDUM AND ARTICLES

The Company may, by Resolution of Directors or Resolution of Members, amend the Memorandum and Articles, save that no amendment may be made by a Resolution of Directors:

(i)   to restrict the rights or powers of the voting members to amend the Memorandum or Articles;

(ii)  to change the percentage of voting members required to pass a resolution to amend the Memorandum or Articles; or

(iii) in circumstances where the Memorandum or Articles may only be amended by the voting members.

12.         INTERPRETATION

In the Memorandum and Articles the following defined terms will have the meanings ascribed to them, if not inconsistent with the subject or context:

“Act”	means the BVI Business Companies Act, 2004;
“Articles”	means the Company’s articles of association as attached to this Memorandum, as amended and/or restated from time to time;
Business Combination

means a merger, share exchange, asset acquisition, share purchase, reorganisation or similar business combination, with one or more businesses or entities (the “target business”), which Business Combination in accordance with NASDAQ rules must occur with one or more target businesses that together have an aggregate fair market value of at least 80% of the assets held in the Company’s trust account (excluding the deferred underwriting discounts and commissions and taxes payable on the income earned on the trust account) at the time of the agreement to enter into the Business Combination unless the Company is not then listed on the Designated Stock Exchange at the time of such Business Combination in which case the Company will not be required to comply with the 80% fair market value requirement;

“FINRA”	means the Financial Industry Regulatory Authority of the United States of America;
“IPO”	means the Company’s initial public offering of Securities;
“Member”	means a Shareholder;
“Memorandum”	means this, the Company’s memorandum of association, as amended and/or restated from time to time;

Annex A-2

“Person”	includes individuals, corporations, trusts, the estates of deceased individuals, partnerships and unincorporated associations of persons;
“Register of Directors”	means the register of directors of the Company required to be kept pursuant to the Act;
“Register of Members”	means the register of members of the Company required to be kept pursuant to the Act;
“Registered Agent”	means the Company’s registered agent, from time to time;
“Registrar”	means the Registrar of Corporate Affairs appointed under section 229 of the Act;
“Registration Statement”	means the Company’s registration statement on Form S-1 filed with the SEC in connection with the IPO;
“Relevant System”	means a system utilised for the purposes of holding and transferring shares of the Company;
“Resolution of Directors”	means a resolution of the directors passed either at a meeting of directors, or by way of a written resolution, in either case in accordance with the provisions of the Articles;
“Resolution of Members”	means a resolution of the members passed either at a meeting of members, or by way of a written resolution, in either case in accordance with the provisions of the Articles;
“SEC”	means the United States Securities and Exchange Commission;
“Securities”	means Shares and debt obligations of every kind of the Company, and including without limitation options, warrants and rights to acquire Shares or debt obligations;
“Shareholder”	means a Person whose name is entered in the register of members as the holder of one or more Shares or fractional Shares;
“Treasury Share”	means a Share that was previously issued but was repurchased, redeemed or otherwise acquired by the Company and not cancelled.

12.1.      In the Memorandum and Articles:

(1)  reference to a provision of law is a reference to that provision as extended, applied, amended or re-enacted and includes any subordinate legislation;

(2)  the headings are for convenience only and shall not affect the construction of the Memorandum or Articles;

(3)  words and expressions defined in the Act shall have the same meaning and, unless otherwise required by the context, the singular shall include the plural and vice versa, the masculine shall include the feminine and the neuter and references to persons shall include corporations and all entities capable of having a legal existence;

(4)  reference to a thing being “written” or “in writing” includes all forms of writing, including all electronic records which satisfy the requirements of the Electronic Transactions Act, 2001;

(5)  reference to a thing being “signed” or to a person’s “signature” shall include reference to an electronic signature which satisfies the requirements of the Electronic Transactions Act, 2001, and reference to the Company’s “seal” shall include reference to an electronic seal which satisfies the Electronic Transactions Act, 2001.’

Annex A-3

NAME, ADDRESS AND DESCRIPTION OF INCORPORATOR

We, FH Corporate Services Ltd, of Clarence Thomas Building, P.O. Box 4649, Road Town, Tortola, British Virgin Islands, registered agent of the Company, hereby sign this Memorandum of Association for the purposes of incorporating a company limited by shares under the BVI Business Companies Act, 2004.

FH Corporate Services Ltd

Clarence Thomas Building

P.O. Box 4649, Road Town, Tortola

British Virgin Islands

Incorporator

Sgd. Jose Santos
José Santos
For and on behalf of
FH Corporate Services Ltd

12 August 2019

Annex A-4

TERRITORY OF THE BRITISH VIRGIN ISLANDS

THE BVI BUSINESS COMPANIES ACT, 2004

(the “Act”)

ARTICLES OF ASSOCIATION

OF

Goldenbridge Acquisition Limited

(the “Company”)

1.           SHARE CERTIFICATES

1.1.        Form of Share Certificate

Each share certificate issued by the Company shall be signed by a director of the Company or under the common seal of the Company (which the Registered Agent is authorised to affix to such certificate) with or without the signature of a director or officer of the Company or by such other person who has been duly authorised by a Resolution of Directors.

1.2.        Member Entitled to Certificate

The directors shall determine whether and in what circumstances share certificates and certificates in respect of any other security issued by the Company shall be issued. Each member is entitled, without charge, to one share certificate representing the shares of each class or series of shares registered in the member’s name, provided that in respect of a share held jointly by several persons, the Company is not bound to issue more than one share certificate and delivery of a share certificate to one of several joint members or to one of the members’ duly authorised agents will be sufficient delivery to all.

1.3.        Replacement of Worn Out or Defaced Certificate

If the directors are satisfied that a share certificate is worn out or defaced, they shall, on production to them of the share certificate and on such other terms, if any, as they think fit:

(1)  order the share certificate to be cancelled; and

(2)  issue a replacement share certificate.

1.4.        Replacement of Lost, Stolen or Destroyed Certificate

If the directors receive proof satisfactory to them that a share certificate is lost, stolen or destroyed, a replacement share certificate shall be issued to the person entitled to that share certificate upon request and the receipt by the directors of such indemnity as they may reasonably require.

1.5.        Recognition of Trusts

Except as required by law, and notwithstanding that a share certificate may refer to a member holding shares “as trustee” or similar expression, no person shall be recognised by the Company as holding any share upon any trust, and the Company shall not be bound by or compelled in any way to recognise (even when having notice thereof) any equitable, contingent, future or partial interest in any share or any interest in any fractional part of a share or (except as required by law or these Articles) any other rights in respect of any share except an absolute right to the entirety thereof in the member.

Annex A-5

2.           ISSUE OF SHARES

2.1.        Directors Authorised

Subject to the Act and the rights of the holders of issued shares of the Company, the Company may issue, allot, sell or otherwise dispose of the unissued shares, and any issued shares held by the Company, at the times, to the persons, including directors, in the manner, on the terms and conditions and for the issue prices (including any premium at which shares with par value may be issued) that the directors may determine. The issue price for a share with par value must be equal to or greater than the par value of the share.

2.2.        Non Cash Consideration

The consideration for the issue of shares of the Company may take any form acceptable to the directors, including money, a promissory note, or other written obligation to contribute money or property, real property, personal property (including goodwill and know-how), services rendered or a contract for future services. Before issuing shares for a consideration other than money, the directors shall pass a Resolution of Directors stating:

(1)  the amount to be credited for the issue of the shares;

(2)  that, in their opinion, the present cash value of the non-money consideration and the money consideration, if any for the issue is not less than the amount to be credited for the issue of shares.

2.3.        Brokerage

The Company may pay such brokerage fee or other consideration as may be lawful for or in connection with the sale or placement of its securities.

2.4.        Share Purchase Warrants and Rights

Subject to the Act, the Company may issue share purchase warrants, options and rights upon such terms and conditions as the directors determine, which share purchase warrants, options and rights may be issued alone or in conjunction with debentures, debenture stock, bonds, shares or any other securities issued or created by the Company from time to time.

3.           REGISTER OF MEMBERS

The Directors shall keep, or cause to be kept, the original Register of Members at such place as the Directors may from time to time determine and, in the absence of any such determination, the original Register of Members shall be kept either at the office of the Registered Agent or the office of the Company’s transfer agent. The entry in the Register of Members of a person as the holder of shares shall be prima facie evidence of the title of the member to those shares.

4.           SHARE TRANSFERS

4.1.        Registering Transfers

Shares in the Company shall be transferred by a written instrument of transfer sent to the Company, signed by the transferor and containing the name and address of the transferee. The instrument of transfer shall also be signed by the transferee if registration as a holder of the shares imposes a liability to the Company on the transferee. The transfer of a registered share is effective when the name of the transferee is entered in the Register of Members. Notwithstanding any other provisions of the Memorandum and Articles, shares in the Company may be transferred by means of a Relevant System and the operator of the Relevant System (and any other person necessary to ensure the Relevant System is effective to transfer shares) shall act as agent of the members for the purposes of the transfer of any shares transferred by means of the Relevant System.

Annex A-6

4.2.        Refusal to Recognise a Transfer

Subject to the Memorandum, these Articles and the Act, the Company shall, on receipt of an instrument of transfer, enter the name of the transferee of the share in the Register of Members unless the directors resolve to refuse or delay the registration of the transfer in which case the directors’ reasons to refuse or delay registration shall be specified by resolution. Where the directors pass such a resolution, the Company shall send to the transferor and the transferee a notice of the refusal or delay.

5.           TRANSMISSION OF SHARES

5.1.        Executors, Administrators, Guardians and Trustees

Subject to the Act, the executor or administrator of a deceased member, the guardian of an incompetent member or the trustee of a bankrupt member shall be the only person recognised by the Company as having any title to his share but they shall not be entitled to exercise any rights as a member of the Company until the Company has received the notice required hereunder.

5.2.        Evidence of Entitlement

The production to the Company of any document which is evidence of a grant of probate of the will, or grant of letters of administration of the estate, or confirmation of the appointment of an executor (or analogous position in the relevant jurisdiction) of a deceased member, or of the appointment of a guardian (or analogous position in the relevant jurisdiction) of an incompetent member, or the appointment of a trustee (or analogous position in the relevant jurisdiction) of a bankrupt member, or any other reasonable evidence of the applicant’s legal and/or beneficial ownership of shares, shall be accepted by the Company even if the deceased, incompetent or bankrupt member is domiciled outside the British Virgin Islands if the document is issued by a foreign court which had competent jurisdiction in the matter. For the purposes of establishing whether or not a foreign court had competent jurisdiction in such a matter the directors may obtain appropriate legal advice. The directors may also require an indemnity to be given by the executor, administrator, guardian or trustee in bankruptcy.

5.3.        Sole Member

Subject to the Act in the event of the death, incompetence or bankruptcy of any member or members of the Company as a consequence of which the Company no longer has any directors or members, then upon production of the documentation required in these Articles for transmission of shares and such other documentation which is reasonable evidence of the applicant being entitled to:

(1)  a grant of probate of the deceased’s will, or grant of letters of administration of the deceased’s estate, or confirmation of the appointment as executor or administrator (as the case may be, or analogous position in the relevant jurisdiction), of a deceased member’s estate;

(2)  the appointment of a guardian (or analogous position in the relevant jurisdiction) of an incompetent member;

(3)  the appointment as trustee (or analogous position in the relevant jurisdiction) of a bankrupt member; or

(4)  upon production of any other reasonable evidence of the applicant’s beneficial ownership of, or entitlement to the shares,

to the Registered Agent together with (if requested by the Registered Agent) a notarised copy of the share certificate(s) of the deceased, incompetent or bankrupt member, an indemnity in favour of the Registered Agent and/or appropriate legal advice in respect of any document issued by a foreign court, then the administrator, executor, guardian or trustee in bankruptcy (as the case may be) notwithstanding that their name has not been entered into the Register of Members, may upon receipt of a written resolution of the applicant, endorsed with written approval of the Registered Agent, be appointed as a director and/or entered in the Register of Members as the legal and/or beneficial owner of the shares.

Annex A-7

5.4.        Application Deemed to be Transfer

Any person becoming entitled by operation of law or otherwise to a share or shares in consequence of the death, incompetence or bankruptcy of any member may be registered as a member upon such evidence being produced as may reasonably be required by the directors. An application by any such person to be registered as a member shall for all purposes be deemed to be a transfer of shares of the deceased, incompetent or bankrupt member and the directors shall treat it as such.

5.5.        Alternate Holder

Any person who has become entitled to a share or shares in consequence of the death, incompetence or bankruptcy of any member may, instead of being registered himself, request in writing that some person to be named by him be registered as the transferee of such share or shares and such request shall likewise be treated as if it were a transfer.

5.6.        Competence

What amounts to incompetence on the part of a person is a matter to be determined by the court having regard to all the relevant evidence and the circumstances of the case.

6.           ACQUISITION OF OWN SHARES

6.1.        The directors may, on behalf of the Company, subject to the written consent of all the members whose shares are to be purchased, redeemed or otherwise acquired, purchase, redeem or otherwise acquire any of the Company’s own shares for such consideration as the directors consider fit, and either cancel or hold such shares as treasury shares. Shares may be purchased or otherwise acquired in exchange for newly issued shares in the Company.

6.2.        The Company may acquire its own fully paid share or shares for no consideration by way of surrender of the share or shares to the Company by the Member holding the share or shares. Any surrender of a share or shares under this Article shall be in writing and signed by the Member.

6.3.        Sections 60 and 61 of the Act shall not apply to the Company.

7.           TREASURY SHARES

7.1.        Shares may only be held as treasury shares by the Company to the extent that the number of treasury shares does not exceed 50% of the shares of that class previously issued by the Company, excluding shares that have been cancelled.

7.2.        The directors may dispose of any shares held as treasury shares on such terms and conditions as they may from time to time determine.

7.3.        Where and for so long as shares are held by the Company as treasury shares, all rights and obligations attaching to such shares are suspended and shall not be exercised by or against the Company.

8.           FORFEITURE OF SHARES

The Company may, at any time after the due date for payment, serve on a member who has not paid in full for shares registered in the name of that member, a written notice of call (“Notice of Call”) specifying a date for payment to be made. The Notice of Call shall name a further date not earlier than the expiration of 14 days from the date of service of the Notice of Call on or before which the payment required by the Notice of Call is to be made and shall contain a statement that in the event of non-payment at or before the time named in the Notice of Call the shares, or any of them, in respect of which payment is not made will be liable to be forfeited.

Where a written Notice of Call has been issued and the requirements of the Notice of Call have not been complied with, the directors may, at any time before tender of payment, forfeit and cancel the shares to which the Notice of Call relates. The Company is under no obligation to refund any monies to the member whose shares have been cancelled pursuant to this Article and that member shall be discharged from any further obligation to the Company.

Annex A-8

9.           MEETINGS OF MEMBERS

9.1.        Calling of Meetings of Members

The directors may call a meeting of members at such times and in such manner and location as the directors consider necessary or desirable and they shall call such a meeting upon the written request of members entitled to exercise at least thirty (30) percent of the voting rights in respect of the matter for which the meeting is requested.

9.2.        Notice for Meetings

The Company shall provide a minimum of seven (7) days notice specifying at least the date, time, location and general nature of the business of any meeting of members to each member entitled to attend the meeting and to each director of the Company.

9.3.        Record Date for Notice

The record date for the purpose of determining members entitled to notice of any meeting of members shall be 5 p.m. on the day on which the notice is sent or, if no notice is sent, the beginning of the meeting.

9.4.        Record Date for Voting

The directors may set a date as the record date for the purpose of determining members entitled to vote at any meeting of members. The record date must not precede the date on which the meeting is to be held by more than one month. If no record date is set, the record date is 5 p.m. on the date on which the notice is sent or, if no notice is sent, the beginning of the meeting.

9.5.        Waiver of Notice

Notwithstanding Article 9.2, a meeting of members held in contravention of the requirement to give notice is valid if members holding a ninety (90) percent majority of:

(1)  the total voting rights on all the matters to be considered at the meeting; or

(2)  the votes of each class or series of shares where members are entitled to vote thereon as a class or series,

have waived notice of the meeting and, for this purpose, the presence of a member at the meeting shall be deemed to constitute waiver on his part (unless such member objects in writing before or at the meeting).

9.6.        Failure to Give Notice

The inadvertent failure to give notice of a meeting to a member or the fact that a member has not received a notice that has been properly given, shall not invalidate the meeting.

10.         PROCEEDINGS AT MEETINGS OF MEMBERS

10.1.      Requirement of Quorum

No business, other than the election of a chair of the meeting and the adjournment of the meeting, may be transacted at any meeting of members unless a quorum of members entitled to vote is present at the commencement of the meeting, but such quorum need not be present throughout the meeting.

10.2.      Quorum

The quorum for the transaction of business at a meeting of members shall consist of the holder or holders present in person or by proxy entitled to exercise at least fifty (50) percent of the voting rights of shares of each class or series of shares entitled to vote as a class or series thereon and the same proportion of the votes of the remaining shares entitled to vote thereon. A member shall be deemed to be present at a meeting of members if:

(1)  he or his proxy participates by telephone or other electronic means; and

(2)  all members and proxies participating in the meeting are able to hear each other.

Annex A-9

10.3.      Lack of Quorum

If, within half an hour from the time set for the holding of a meeting of members, a quorum is not present, the meeting shall be dissolved.

10.4.      Other Persons May Attend

The directors, the president (if any), the secretary (if any), any lawyer for the Company, and any other persons invited by the directors are entitled to attend any meeting of members, but if any of those persons does attend a meeting of members, that person is not to be counted in the quorum and is not entitled to vote at the meeting unless that person is a member or proxy holder entitled to vote at the meeting.

10.5.      Chairman

The following individual is entitled to preside as chairman at a meeting of members (the “Chairman”):

(1)  the chair of the board, if any; or

(2)  if the chair of the board is absent or unwilling to act as chair of the meeting, the president, if any.

10.6.      Selection of Alternate Chairman

If, at any meeting of members, there is no chair of the board or president present within 15 minutes after the time set for holding the meeting, or if the chair of the board and the president are unwilling to act as Chairman, or if the chair of the board and the president have advised the secretary, if any, or any director present at the meeting, that they will not be present at the meeting, the directors present may choose one of their number to be Chairman or if all of the directors present decline to take the chair or fail to so choose or if no director is present, the members entitled to vote at the meeting who are present in person or by proxy may choose any person present at the meeting to chair the meeting.

10.7.      Adjournments

The Chairman may, and if so directed by the meeting by Resolution of Members shall, adjourn the meeting from time to time and from place to place, but no business may be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place.

10.8.      Notice of Adjourned Meeting

It is not necessary to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting of members except that, when a meeting is adjourned for 30 days or more, notice of the adjourned meeting must be given as in the case of the original meeting.

10.9.      Decisions by Show of Hands or Poll

Subject to the Act, a resolution put to the vote of the meeting shall be decided on a show of hands unless a poll is (before or on the declaration of the result of the show of hands) demanded:

(1)  by the Chairman; or

(2)  by any member or members present in person or by proxy and holding in aggregate not less than one tenth of the total voting shares issued and entitled to vote on the resolution.

10.10.    Declaration of Result

Unless a poll is demanded, a declaration by the Chairman that a resolution has, on a show of hands, been carried, or carried unanimously, or by a particular majority, or lost, and an entry to that effect made in the book of the proceedings of the Company, shall be conclusive evidence of the fact, without proof of the number or proportion of the votes recorded in favour of, or against, that resolution.

Annex A-10

10.11.    Casting Vote

In the case of an equality of votes, whether on a show of hands or on a poll, the Chairman of the meeting at which the show of hands takes place, or at which a poll is demanded, shall not be entitled to a second or casting vote.

10.12.    Manner of Taking Poll

If a poll is duly demanded at a meeting of members:

(1)  the poll must be taken, subject to Article 10.13, in the manner, at the time and at the place that the Chairman directs;

(2)  the result of the poll shall be deemed to be the resolution of the meeting at which the poll was demanded; and

(3)  the demand for the poll may be withdrawn by the person who demanded it.

10.13.    Demand for Poll on Adjournment

A poll demanded at a meeting of members on a question of adjournment must be taken immediately at the meeting.

10.14.    Chairman Must Resolve Dispute

In the case of any dispute as to the admission or rejection of a vote given on a poll, the Chairman must determine the dispute, and his or her determination made in good faith is final and conclusive.

10.15.    Demand for Poll Not to Prevent Continuance of Meeting

The demand for a poll at a meeting of members does not, unless the Chairman so rules, prevent the continuation of a meeting for the transaction of any business other than the question on which a poll has been demanded.

10.16.    Retention of Ballots and Proxies

The Company must, for at least three months after a meeting of members, keep each ballot cast on a poll and each proxy voted at the meeting, and, during that period, make them available for inspection during normal business hours by any member or proxy holder entitled to vote at the meeting. At the end of such three month period, the Company may destroy such ballots and proxies.

11.         VOTES OF MEMBERS

11.1.      Number of Votes by Member or by Shares

Subject to any special rights or restrictions attached to any shares, on a show of hands every member present in person and every person representing a member by proxy shall, at a member’s meeting, each have one vote and on a poll every member and every person representing a member by proxy shall have one vote for each share of which he or the person represented by proxy is the holder.

11.2.      Votes by Joint Holders

Where shares are registered in the names of joint owners:

(1)  each registered owner may be present in person or by a proxy at a meeting of members and may speak as a member;

(2)  if only one of them is present in person or by proxy, he may vote on behalf of all of them; and

(3)  if two or more are present in person or by proxy, they must vote as one. If more than one joint owner votes in person or by proxy at any meeting of members of by written resolution, the vote of the joint owner whose name appears first among such voting joint holders on the Register of Members shall alone be counted.

Annex A-11

11.3.      Representative of a Corporate Member

Any corporation or other form of corporate legal entity which is a member may appoint a person to act as its representative at any meeting of members of the Company, and:

(1)  for that purpose, the instrument appointing a representative must:

(a)  be received at the registered office of the Company or at any other place specified in the notice calling the meeting, for the receipt of proxies, within the number of business days specified in the notice for the receipt of proxies, or if no number of days is specified, two business days before the day set for the holding of the meeting; or

(b)  be provided, at the meeting, to the Chairman or to a person designated by the Chairman;

(2)  if a representative is appointed under this Article 11.3:

(a)  the representative is entitled to exercise in respect of and at that meeting the same rights on behalf of the corporation that the representative represents as that corporation could exercise if it were a member who is an individual, including, without limitation, the right to appoint a proxy holder; and

(b)  the representative, if present at the meeting, is to be counted for the purpose of forming a quorum and is deemed to be a member present in person at the meeting.

Evidence of the appointment of any such representative may be sent to the Company by written instrument, fax or any other method of transmitting legibly recorded messages.

11.4.      Votes of Persons in Representative Capacity

A person who is not a member may vote at a meeting of members, whether on a show of hands or on a poll, and may appoint a proxy holder to act at the meeting, if, before doing so, the person satisfies the Chairman, or the directors, that the person is a legal personal representative or a trustee in bankruptcy for a member who is entitled to vote at the meeting. Two or more legal personal representatives of a member in whose sole name any share is registered are, for the purposes of Article 11.2, deemed to be joint members.

11.5.      Appointment of Proxy Holders

Every member of the Company, including a corporation that is a member entitled to vote at a meeting of members of the Company may, by proxy, appoint a proxy holder to attend and act at the meeting in the manner, to the extent and with the powers conferred by the proxy.

11.6.      Deposit of Proxy

A proxy for a meeting of members must:

(1)  be received at the registered office of the Company or at any other place specified in the notice calling the meeting, for the receipt of proxies, within the number of business days specified in the notice, or if no number of days is specified, two business days before the day set for the holding of the meeting; or

(2)  unless the notice provides otherwise, be provided, at the meeting, to the Chairman or to a person designated by the Chairman of the meeting.

A proxy may be sent to the Company by written instrument, fax or any other method of transmitting legibly recorded messages.

11.7.      Validity of Proxy Vote

A vote given in accordance with the terms of a proxy is valid notwithstanding the death or incapacity of the member giving the proxy and despite the revocation of the proxy or the revocation of the authority under which the proxy is given, unless notice in writing of that death, incapacity or revocation is received:

(1)  at the registered office of the Company, at any time up to and including the last business day before the day set for the holding of the meeting at which the proxy is to be used; or

(2)  by the Chairman, before the vote is taken.

Annex A-12

11.8.      Form of Proxy

A proxy, whether for a specified meeting or otherwise, must be either in the following form or in any other form approved by the directors or the Chairman:

INSERT NAME OF COMPANY

(the “Company”)

The undersigned, being a member of the Company, hereby appoints [name] or, failing that person, [name], as proxy holder for the undersigned to attend, act and vote for and on behalf of the undersigned at the meeting of members of the Company to be held on [month, day, year] and at any adjournment of that meeting.

Number of shares in respect of which this proxy is given (if no number is specified, then this proxy is given in respect of all shares registered in the name of the member):

_____________________________________	Signed [month, day, year]

[Signature of member]

[Name of member—printed]

11.9.      Revocation of Proxy

Subject to Article 11.10, every proxy may be revoked by an instrument in writing that is:

(1)  received at the registered office of the Company at any time up to and including the last business day before the day set for the holding of the meeting at which the proxy is to be used; or

(2)  provided, at the meeting, to the Chairman.

11.10.    Revocation of Proxy Must Be Signed

An instrument referred to in Article 11.9 must be signed as follows:

(1)  if the member for whom the proxy holder is appointed is an individual, the instrument must be signed by the member or his or her legal personal representative or trustee in bankruptcy; or

(2)  if the member for whom the proxy holder is appointed is a corporation, the instrument must be signed by the corporation or by a representative appointed for the corporation under Article 11.3.

11.11.    Production of Evidence of Authority to Vote

The Chairman may, but need not, inquire into the authority of any person to vote at the meeting and may, but need not, demand from that person production of evidence as to the existence of the authority to vote.

11.12.    Written Resolution

An action that may be taken by the members at a meeting may also be taken by a Resolution of Members consented to in writing or by telex, telegram, cable, facsimile or other written electronic communication, without the need for any notice, by the holders of in excess of 50 per cent of the votes entitled to vote, but if any such resolution is adopted otherwise than by the unanimous written consent of all members, a copy of such Resolution of Members shall as soon as reasonably practicable be sent to all members not consenting to such Resolution of Members. The consent may be in the form of counterparts in like form each counterpart being signed by one or more members.

Annex A-13

12.         APPOINTMENT AND REMOVAL OF DIRECTORS

12.1.      First Directors

The first directors shall be appointed by the Registered Agent. If, before the Company has any members, a sole director, or all the directors appointed by the Registered Agent die, or cease to exist (as the case may be), the Registered Agent may appoint one or more persons as directors of the Company.

12.2.      Subsequent Directors

Subject to Article 12.1, directors of the Company may be appointed and removed by Resolution of Members or Resolution of Directors on such terms as the members or directors may determine. Sections 114(2) and 114(3) of the Act shall not apply to the Company.

12.3.      Term of Directorship

The appointed directors shall be subject to rotational retirement every two years and the Directors shall be divided into two classes: Class I and Class II. The number of Directors in each class shall be as nearly equal as possible. The Class I Directors shall stand elected for a term expiring at the Company’s first annual general meeting, the Class II Directors shall stand elected for a term expiring at the Company’s second annual general meeting. Commencing at the Company’s first annual general meeting, and at each annual general meeting thereafter, Directors elected to succeed those Directors whose terms expire shall be elected for a term of office to expire at the second succeeding annual general meeting after their election. All Directors shall hold office until the expiration of their respective terms of office and until their successors shall have been elected and qualified.

Each director continues to hold office until:

(1)  his retirement;

(2)  his death;

(3)  his resignation;

(4)  his disqualification to act as a director under section 111 of the Act; or

(5)  the effective date of his removal by Resolution of Directors or Resolution of Members.

12.4.      Removal and Resignation

A director may be removed from office,

(1)  with or without cause, by Resolution of Shareholders passed at a meeting of Shareholders called for the purposes of removing the director or for purposes including the removal of the director or by a written resolution passed by at least 75 percent of the votes of the Shareholders of the Company entitled to vote; or

(2)  with cause, by Resolution of Directors passed at a meeting of directors called for the purpose of removing the director or for purposes including the removal of the director.

A director may resign his office by giving written notice of his resignation to the Company and the resignation has effect from the date the notice is received by the Company or from such later date as may be specified in the notice. A director shall resign forthwith as a director if he is, or becomes, disqualified from acting as a director under the Act.

12.5.      Vacancy

The directors may at any time appoint any person to be a director to fill a vacancy. Where the directors appoint a person as director to fill a vacancy, the replacement director will then hold office until the next annual general meeting of the Company at which the director replaced would have been subject to retirement by rotation.

A vacancy in relation to directors occurs if a director dies or otherwise ceases to hold office prior to the expiration of his term of office.

Annex A-14

12.6.      Qualification of Directors

The following are disqualified for appointment as a director:

(1)  an individual who is under 18 years of age;

(2)  a person who is a disqualified person within the meaning of section 260(4) of the Insolvency Act, 2003;

(3)  a person who is a restricted person within the meaning of section 409 of the Insolvency Act, 2003.

A director shall not require a share qualification, but nevertheless shall be entitled to attend and speak at any meeting of the directors and meeting of the members and at any separate meeting of the holders of any class of shares in the Company.

12.7.      Consent to be a Director

A person shall not be appointed as a director or alternate director or nominated as a reserve director unless he has consented in writing to be a director or alternate director or to be nominated as a reserve director.

12.8.      Remuneration of Directors

The remuneration of directors (whether by way of salary, commission, participation in profits or otherwise) in respect of services rendered or to be rendered in any capacity to the Company (including to any company in which the Company may be interested) shall be fixed by Resolution of Directors or Resolution of Members. The directors may also be paid such travelling, hotel and other expenses properly incurred by them in attending and returning from meetings of the directors, or any committee of the directors, or meetings of the members, or in connection with the business of the Company as shall be approved by Resolution of Directors or Resolution of Members.

13.         ALTERNATE AND RESERVE DIRECTORS

13.1.      Appointment of Alternate Director

Any director (an “appointer”) may appoint any person who is not disqualified to act as a director to be his or her alternate to exercise the appointer’s powers and to carry out the appointer’s responsibilities, in relation to the taking of decisions by the directors in the absence of the appointer. The appointment and the termination of the appointment of an alternate director shall be in writing and written notice of the appointment or termination shall be given by the appointer to the Company as soon as reasonably practicable. The termination of the appointment of an alternate director does not take effect until written notice of the termination has been given to the Company.

13.2.      Rights and Powers of Alternate Director

An alternate director has the same rights as the appointer in relation to any directors’ meeting and any written resolution circulated for written consent. An alternate director has no power to appoint an alternate, whether of the appointer or of the alternate director and does not act as an agent of or for the appointer.

13.3.      Termination of Appointment of Alternate Director

An appointer may at any time, terminate the appointment of an alternate director appointed by him.

The appointment of an alternate director ceases when:

(1)  his or her appointer ceases to be a director and is not promptly re-elected or re-appointed;

(2)  the alternate director dies;

(3)  the alternate director resigns as an alternate director by notice in writing provided to the Company or a lawyer for the Company;

(4)  the alternate director ceases to be qualified to act as a director pursuant to the Act; or

(5)  his or her appointer revokes the appointment of the alternate director.

Annex A-15

13.4.      Appointment of Reserve Director

Where the Company only has one member who is an individual and that member is also the sole director of the Company, that sole member/director may, by instrument in writing, nominate a person who is not disqualified from being a director of the Company under section 111(1) of the Act as a reserve director of the Company to act in the place of the sole director in the event of his death. The nomination of a person as a reserve director of the Company ceases to have effect if:

(1)  before the death of the sole member/director who nominated him:

(a)  he resigns as a reserve director, or

(b)  the sole member/director revokes the nomination in writing; or

(2)  the sole member/director who nominated him ceases to be the sole member/director of the Company for any reason other than his death.

14.         POWERS AND DUTIES OF DIRECTORS

14.1.      Powers of Management

The business of the Company shall be managed by, or be under the direction or supervision of, the directors who may pay all expenses incurred preliminary to and in connection with the formation and registration of the Company and may exercise all such powers of the Company necessary for managing and for directing and supervising the business and affairs of the Company as are not by the Act or by the Memorandum and Articles required to be exercised by the members, subject to any delegation of such powers as may be authorised by the Memorandum and Articles and permitted by the Act and to such requirements as may be prescribed by Resolution of Members.

14.2.      Remaining director’s power to act

If the number of directors shall have been fixed at two or more persons and by reason of vacancies having occurred in the board there shall be only one continuing director, he shall be authorised to act alone only for the purpose of appointing another director.

14.3.      Delegation to committees, directors and officers

The board of directors may entrust to and confer upon any director or officer any of the powers exercisable by it upon such terms and conditions and with such restrictions as it thinks fit, and either collaterally with, or to the exclusion of, its own powers, and may from time to time revoke, withdraw, alter or vary all or any of such powers. Subject to the provisions of Section 110 of the Act, the directors may delegate any of their powers to committees consisting of such member or members of their body as they think fit. Any committee so formed shall in the exercise of powers so delegated conform to any regulations that may be imposed on it by the directors or the provisions of the Act.

14.4.      Limits on powers of delegation to committees

The directors have no power to delegate the following powers to a committee of directors:

(1)  to amend the Memorandum or Articles;

(2)  to designate committees of directors;

(3)  to delegate powers to committees of directors;

(4)  to appoint or remove directors;

(5)  to appoint or remove an agent;

(6)  to approve a plan or merger, consolidation or arrangement;

Annex A-16

(7)  to make a declaration of solvency for the purposes of section 198(1) of the Act or approve a liquidation plan; or

(8)  to make a determination under section 57(1) of the Act that the Company will, immediately after a proposed distribution, satisfy the solvency test.

14.5.      Agents

The directors may appoint any person, including a person who is a director, to be an agent of the Company. Subject to Article 14.6, an agent of the Company has such powers and authority of the directors, including the power and authority to affix the common seal of the Company, as are set out in the Resolution of Directors appointing the agent. The directors may at any time remove an agent and may revoke or vary a power conferred on him.

14.6.      Limits on powers of delegation to agents

The directors have no power to delegate the following powers to an agent of the Company:

(1)  to amend the Memorandum or Articles;

(2)  to change the registered office or Registered Agent;

(3)  to designate committees of directors;

(4)  to delegate powers to committees of directors;

(5)  to appoint or remove directors;

(6)  to appoint or remove an agent;

(7)  to fix emoluments of directors;

(8)  to approve a plan or merger, consolidation or arrangement;

(9)  to make a declaration of solvency for the purposes of section 198(1) of the Act or approve a liquidation plan; or

(10)to make a determination under section 57(1) of the Act that the Company will, immediately after a proposed distribution, satisfy the solvency test; or

(11)to authorise the Company to continue as a company incorporated under the laws of a jurisdiction outside the British Virgin Islands.

14.7.      Appointment of Attorney of Company

The directors may from time to time, by power of attorney appoint any person, company, firm or body of persons to be the attorney of the Company for such purposes, and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the directors under these Articles or the Act) and for such period, and with such remuneration and subject to such conditions as the directors think fit.

14.8.      Execution of Documents

All cheques, promissory notes, drafts, bills of exchange and other negotiable instruments and all receipts for monies paid to the Company, shall be signed, drawn, accepted, endorsed or otherwise executed as the case may be, in such manner as the directors shall from time to time by Resolution of Directors determine.

14.9.      Disposition of Assets

For the purposes of section 175 of the Act (Disposition of assets), the directors may by Resolution of Directors determine that any sale, transfer, lease, exchange or other disposition is in the usual or regular course of the business carried on by the Company and such determination is, in the absence of fraud, conclusive.

Annex A-17

14.10.    Duty to act in the best interests of the Company

A director, in exercising his powers or performing his duties, shall act honestly and in good faith and in what the director believes to be in the best interest of the Company.

14.11.    Duty to act in the best interests of the Company’s parent

Notwithstanding the foregoing Article, if the Company is a wholly-owned subsidiary, a director may, when exercising powers or performing duties as a director, act in a manner which he believes is in the best interests of the Company’s parent (as defined in the Act) even though it may not be in the best interests of the Company.

14.12.    Duty to exercise powers for a proper purpose

A director shall exercise his powers as a director for a proper purpose and shall not act, or agree to the Company acting, in a manner that contravenes the Act or the Memorandum or Articles.

14.13.    Standard of Care

A director, when exercising powers or performing duties as a director, shall exercise the care, diligence and skill that a reasonable director would exercise in the same circumstances taking into account, but without limitation:

(1)  the nature of the Company;

(2)  the nature of the decision; and

(3)  the position of the director and the nature of the responsibilities undertaken by him.

14.14.    Reliance

A director, when exercising his powers or performing his duties as a director, is entitled to rely upon the Register of Members and upon books, records, financial statements and other information prepared or supplied, and on professional or expert advice given, by:

(1)  an employee of the Company whom the director believes on reasonable grounds to be reliable and competent in relation to the matters concerned;

(2)  a professional adviser or expert in relation to matters which the director believes on reasonable grounds to be within the person’s professional or expert competence; and

(3)  any other director, or committee of directors upon which the director did not serve, in relation to matters within the director’s or committee’s designated authority,

provided that the director (a) acts in good faith; (b) makes proper inquiry where the need for the inquiry is indicated by the circumstances; and (c) has no knowledge that his reliance on the Register of Members or the books, records, financial statements and other information or expert advice is not warranted.

14.15.    The Company may appoint a voluntary liquidator by Resolution of Directors provided that the Members pass a Resolution of Members approving the liquidation plan or by Resolution of Members.

15.         DISCLOSURE OF INTEREST OF DIRECTORS

15.1.      Self Interested Transactions

No director shall be disqualified from his office for contracting with the Company either as a vendor, purchaser or otherwise, nor shall any such contract or arrangement entered into by or on behalf of the Company in which any director shall be in any way interested be voided, nor shall any director so contracting or being so interested be liable to account to the Company for any profit realised by any such contract or arrangement, by reason of such director holding that office or by reason of the fiduciary relationship thereby established, provided the procedure in Article 15.2 below is followed.

Annex A-18

15.2.      Disclosure of Self Interest

A director of the Company shall, immediately after becoming aware of the fact that he is interested in a transaction entered into or to be entered into by the Company, disclose such interest to the board of directors. Any such disclosure shall not be effective unless brought to the attention of every director on the board.

15.3.      Exemption for Ordinary Course of Business

A director of the Company is not required to comply with Article 15.2 above if:

(a)  the transaction or proposed transaction is between the director and the Company; and

(b)  the transaction or proposed transaction is in the ordinary course of the Company’s business and on usual terms and conditions.

15.4.      Nature of Disclosure

For the purposes of Article 15.2 above, a disclosure to the board to the effect that a director is a member, director, officer or trustee of another named company or other person and is to be regarded as interested in any transaction which may, after the date of the entry or disclosure, be entered into with that company or person, is a sufficient disclosure of interest in relation to that transaction.

15.5.      Failure to Disclose does not Invalidate Transaction

Subject to Section 125(1) of the Act, the failure by a director to comply with Article 15.2 does not affect the validity of a transaction entered into by the director or the Company.

15.6.      Interested Director Counted in Quorum

A director who is interested in a transaction entered into or to be entered into by the Company may:

(1)  vote on a matter relating to the transaction;

(2)  attend a meeting of directors at which a matter relating to the transaction arises and be included among the directors present at the meeting for the purposes of a quorum; and

(3)  sign a document on behalf of the Company, or do any other thing in his capacity as a director, that relates to the transaction.

15.7.      Director Holding Other Office in the Company

A director may hold any office or place of profit with the Company, other than the office of auditor of the Company, in conjunction with his or her office of director for the period and on the terms (as to remuneration or otherwise) that the directors may determine.

15.8.      Professional Services by Director or Officer

Subject to the Act, a director or officer, or any person in which a director or officer has an interest, may act in a professional capacity for the Company, except as auditor of the Company, and the director or officer or such person is entitled to remuneration for professional services as if that director or officer were not a director or officer.

15.9.      Director or Officer in Other Corporations

A director or officer may be or become a director, officer or employee of, or otherwise be interested in, any person in which the Company may be interested as a member or otherwise, and, subject to the Act, the director or officer is not accountable to the Company for any remuneration or other benefits received by him as director, officer or employee of, or from his or her interest in, such other person.

Annex A-19

16.         PROCEEDINGS OF DIRECTORS

16.1.      Meetings of Directors

The directors may meet together (either within or outside the British Virgin Islands) for the conduct of business, adjourn and otherwise regulate their meetings as they think fit.

16.2.      Voting at Meetings

Questions arising at any meeting of directors are to be decided by a majority of votes and, in the case of an equality of votes, the chair of the meeting does not have a second or casting vote.

16.3.      Chair of Meetings

The following individual is entitled to preside as chair at a meeting of directors:

(1)  the chair of the board, if any;

(2)  in the absence of the chair of the board, the president, if any, if the president is a director; or

(3)  any other director chosen by the directors if:

(a)  neither the chair of the board nor the president, if a director, is present at the meeting within 15 minutes after the time set for holding the meeting;

(b)  neither the chair of the board nor the president, if a director, is willing to chair the meeting; or

(c)  the chair of the board and the president, if a director, have advised the secretary, if any, or any other director, that they will not be present at the meeting.

16.4.      Meetings by Telephone or Other Communications Medium

A director shall be deemed to be present at a meeting of directors if:

(1)  he participates by telephone or other electronic means; and

(2)  all directors participating in the meeting are able to hear each other.

16.5.      Calling of Meetings

A director may, and the secretary of the Company, if any, on the request of a director shall, call a meeting of the directors at any time.

16.6.      Notice of Meetings

A minimum of three (3) days notice of each meeting of the directors shall be given to each of the directors and the alternate directors by any method set out in Article 21.1 or orally or by telephone. Such notice shall specify the place, date, time and general nature of the business of the meeting.

16.7.      Waiver of Notice of Meetings

Notwithstanding Article 16.6, a meeting of directors held in contravention of Article 16.6 is valid if a majority of directors entitled to vote at the meeting have waived the notice of the meeting and, for this purpose, the presence of a director at the meeting shall be deemed to constitute waiver on his part.

16.8.      Meeting Valid Despite Failure to Give Notice

The inadvertent failure to give notice of any meeting of directors to, or the non-receipt of any notice by, any director or alternate director, does not invalidate any proceedings at that meeting.

16.9.      Quorum

The quorum necessary for the transaction of the business of the directors may be set by the directors and, if not so set, is deemed to be set at two directors unless the total number of directors of the Company is one, in which case the quorum shall be one.

Annex A-20

16.10.    Consent Resolutions in Writing

Any action that may be taken by the directors or a committee of directors at a meeting may also be taken by a Resolution of Directors or a committee of directors consented to in writing or by telex, telegram, cable, facsimile or other electronic communication by all of the directors or by all of the members of the committee, as the case maybe, without the need for notice. Such resolution may be in two or more counterparts which together are deemed to constitute one resolution in writing. A resolution passed in that manner is effective on the date stated in the resolution or on the latest date stated on any counterpart.

17.         OFFICERS

17.1.      Directors May Appoint Officers

The directors may, by Resolution of Directors, from time to time, appoint such officers, if any, as the directors determine and the directors may, at any time, terminate any such appointment.

17.2.      Functions, Duties and Powers of Officers

The directors may, for each officer:

(1)  determine the functions and duties of the officer;

(2)  entrust to and confer on the officer any of the powers exercisable by the directors on such terms and conditions and with such restrictions as the directors think fit; and

(3)  revoke, withdraw, alter or vary all or any of the functions, duties and powers of the officer.

17.3.      Qualifications

One person may hold more than one position as an officer of the Company. Any person appointed as the chair of the board or as the managing director must be a director. Any other officer need not be a director.

17.4.      Remuneration and Terms of Appointment

All appointments of officers are to be made on the terms and conditions and at the remuneration (whether by way of salary, fee, commission, participation in profits or otherwise) that the directors think fit. The officers shall remain in office until removed from office by the directors, whether or not a successor is appointed.

17.5.      Corporate Officer

Any officer (including any director) who is a body corporate may appoint any person as its duly authorised representative for the purpose of representing it and of transacting any of the business of the officers.

18.         INDEMNIFICATION

Subject to the provisions of the Act, the Company may indemnify against all expenses, including legal fees, and against all judgments, fines and amounts paid in settlement and reasonably incurred in connection with legal, administrative or investigative proceedings any person who:

(1)  is or was a party or is threatened to be made a party to any threatened, pending or completed proceedings, whether civil, criminal, administrative or investigative, by reason of the fact that the person is or was a director of the Company;

(2)  is or was, at the request of the Company, serving as a director of, or in any other capacity is or was acting for, another company or a partnership, joint venture, trust or other enterprise,

provided that the person acted honestly and in good faith and in what he believed to be in the best interests of the Company and, in the case of criminal proceedings, the person had no reasonable cause to believe that his conduct was unlawful.

Annex A-21

19.         DISTRIBUTIONS

19.1.      Distributions Subject to Special Rights

The provisions of this Article 19 are subject to the rights, if any, of members holding shares with special rights as to distributions.

19.2.      Declaration of Distributions

Subject to the Act, the directors may, by Resolution of Directors, authorise a distribution by the Company to members at such times and of such an amounts, as they think fit if they are satisfied, on reasonable grounds, that immediately after the distribution the value of the Company’s assets will exceed the Company’s liabilities, and the Company is able to pay its debts as they fall due.

19.3.      Notice of Distribution

Notice of any distribution that may have been declared shall be given to each member pursuant to Article 21 and all distributions unclaimed for three years after having been declared may be forfeited by the directors for the benefit of the Company.

19.4.      Record Date

The directors may set a date as the record date for the purpose of determining those members entitled to receive payment of a distribution. The record date must not precede the date on which the distribution is to be paid by more than one month. If no record date is set, the record date is 5 p.m. on the date on which the directors pass the resolution declaring the distribution.

19.5.      Manner of Paying Distribution

A resolution declaring a distribution may direct payment of the distribution wholly or partly by the distribution of specific assets or of fully paid shares or of bonds, debentures or other securities of the Company, or in any one or more of those ways.

19.6.      Setting Aside Profits

The directors may, before recommending any distribution, set aside out of the profits of the company such sums as they think proper as a reserve or reserves which shall, at their discretion, either be employed in the business of the Company or be invested in such investments as the directors may from time to time think fit.

19.7.      When Distribution Payable

Any distribution may be made payable on such date as is fixed by the directors.

19.8.      Distribution to be Paid in Accordance with Number of Shares

All distributions of shares of any class or series of shares must be declared and paid according to the number of such shares held.

19.9.      Receipt by Joint Members

If several persons are joint members of any share, any one of them may give an effective receipt for any distribution, bonus or other money payable in respect of the share.

19.10.    Distribution Bears No Interest

No distribution bears interest against the Company.

19.11.    Fractional Distribution

If a distribution to which a member is entitled includes a fraction of the smallest monetary unit of the currency of the distribution, that fraction may be disregarded in making payment of the distribution and that payment represents full payment of the distribution.

Annex A-22

19.12.    Payment of Distribution

Any dividend or other distribution payable in cash in respect of shares may be paid by cheque, made payable to the order of the person to whom it is sent, and mailed to the address of the member, or in the case of joint members, to the address of the joint member who is first named on the Register of Members, or to the person and to the address the member or joint members may direct in writing. The mailing of such cheque will, to the extent of the sum represented by the cheque, discharge all liability for the distribution unless such cheque is not paid on presentation.

20.         DOCUMENTS, RECORDS AND REPORTS

20.1.      Company Records and Underlying Documentation

The Company shall keep (at the office of the Registered Agent or at such other places within or outside of the British Virgin Islands as the directors may determine) records and underlying documentation that:

(1)  are sufficient to show and explain the Company’s transactions; and

(2)  will at any time, enable the financial position of the Company to be determined with reasonable accuracy.

Such records and underlying documentation must be retained for a period of at least five years from the date:

(1)  of completion of the transaction to which the records and underlying documentation relate, or

(2)  that the Company terminates the business relationship to which the records and underlying documentation relate.

20.2.      Resolutions of Members and Directors

The Company shall keep (at the office of the Registered Agent or at such other place or places, within or outside the British Virgin Islands, as the directors may determine) the following records:

(1)  minutes of meetings and resolutions of members and of classes of members; and

(2)  minutes of meetings and resolutions of directors and committees of directors.

20.3.      Location of Company Records

Where the resolutions referred to in Article 20.2 and the records and underlying documentation referred to in Article 20.1 are kept at a place other than the office of the Registered Agent, the Company must provide the Registered Agent with a written record of the physical address of the place or places at which such resolutions, records and underlying documentation are kept and a written record of the name of the person who maintains and controls the Company’s records and underlying documentation and, where such place and/or the name of such person is changed, the Company shall provide the Registered Agent with the physical address of the new location of the resolutions, records and underlying documentation and/or the name of the new person who maintains and controls the Company’s records and underlying documentation within fourteen days of the change of location.

20.4.      Register of Directors

The Company shall keep a register to be known as a Register of Directors containing the particulars stated in section 118A of the Act, and such other information as may be prescribed by law.

20.5.      Register of Members

The Company shall maintain an accurate and complete Register of Members showing the full names and addresses of all persons holding registered shares in the Company, the number of each class and series of registered shares held by such person, the date on which the name of each member was entered in the Register of Members and where applicable, the date such person ceased to hold any registered shares in the Company.

Annex A-23

20.6.      Documents to be Kept at Registered Office

The Company shall keep the following documents at the office of the Registered Agent:

(1)  the Memorandum and Articles of the Company;

(2)  the Register of Members maintained in accordance with Article 20.5 or a copy of the Register of Members;

(3)  the Register of Directors maintained in accordance with Article 20.4 or a copy of the Register of Directors;

(4)  copies of all notices and other documents filed by the Company in the previous ten years;

(5)  a copy of the register of charges kept by the Company pursuant to Section 162(1) of the Act; and

(6)  an imprint of the common seal.

20.7.      Copies of Registers

(a)  Where the Company keeps a copy of the Register of Members or the Register of Directors at a place other than the office of the Registered Agent, it shall:

(i)  within fifteen (15) days of any change in the Register of Members or Register of Directors, notify the Registered Agent, in writing, of the change; and

(ii) provide the Registered Agent with a written record of the physical address of the place or places at which the original Register of Members or the original Register of Directors is kept.

(b)  Where the place at which the original Register of Members or the original Register of Directors is kept is changed, the Company shall provide the Registered Agent with the physical address of the new location of the records within fourteen (14) days of the change of location.

(c)  Where a change occurs in the relevant charges or in the details of the charges required to be recorded in the Company’s register of charges which is kept at the office of the Registered Agent, the Company shall within fourteen (14) days of the change occurring, transmit details of the change to the Registered Agent.

20.8.      Inspection of Records by Directors

The records, documents and registers required by this Article 20 to be kept by the Company shall be open to the inspection of the directors at all times.

20.9.      Inspection of Records by Members

The directors shall from time to time determine whether and to what extent and at what times and places and under what conditions the records, documents and registers of the Company or any of them shall be open to the inspection of members not being directors, and no member (not being a director) shall have any right to inspect any records, documents or registers of the Company except as conferred by the Act or authorised by a Resolution of Directors.

21.         NOTICES

21.1.      Method of Giving Notice

Unless the Act or these Articles provide otherwise, a notice, statement, report or other record required or permitted by the Act or these Articles to be sent by or to a person may be sent by any one of the following methods:

(1)  mail addressed to the person at the applicable address for that person as follows:

(a)  for a record mailed to a member, the member’s address as shown in the Register of Members;

Annex A-24

(b)  for a record mailed to a director or officer, the prescribed address for mailing shown for the director or officer in the records kept by the Company or the mailing address provided by the recipient for the sending of that record or records of that class;

(c)  in any other case, the mailing address of the intended recipient.

(2)  delivery at the applicable address for that person as follows, addressed to the person:

(a)  for a record delivered to a member, the member’s address as shown in the Register of Members;

(b)  for a record delivered to a director or officer, the prescribed address for delivery shown for the director or officer in the records kept by the Company or the delivery address provided by the recipient for the sending of that record or records of that class;

(c)  in any other case, the delivery address of the intended recipient.

(3)  sending the record by fax to the fax number provided by the intended recipient for the sending of that record or records of that class;

(4)  sending the record by email to the email address provided by the intended recipient for the sending of that record or records of that class.

21.2.      Deemed Receipt of Mailing

A record that is mailed to a person by ordinary mail to the applicable address for that person referred to in Article 21.1 is deemed to be received by the person to whom it was mailed on the seventh day, Saturdays, Sundays and holidays excepted, following the date of mailing.

21.3.      Certificate of Sending

A certificate signed by the secretary, if any, or other officer of the Company or of any other corporation acting in that behalf for the Company stating that a notice, statement, report or other record was addressed as required by Article 21.1, prepaid and mailed or otherwise sent as permitted by Article 21.1 is conclusive evidence of that fact.

21.4.      Notice to Joint Members

A notice, statement, report or other record may be provided by the Company to the joint members of a share by providing the notice to the joint member first named in the Register of Members in respect of the share.

22.         SEAL

The common seal when affixed to any instrument, shall be witnessed by a director or officer of the Company or any other person so authorised from time to time by the directors. The directors may provide for a facsimile of the common seal and approve the signature of any director or authorised person which may be reproduced by printing or other means on any instrument and it shall have the same force and validity as if the seal has been affixed to such instrument and the same had been signed as hereinbefore described.

23.         AUDIT

23.1.      Audit

The directors may by Resolution of Directors call for the accounts of the Company to be examined by an auditor or auditors to be appointed by them at such remuneration as may from time to time be agreed.

23.2.      Eligible Auditor

The auditor may be a member of the Company but no director or officer shall be eligible to serve as auditor during his continuance in office.

Annex A-25

23.3.      Access

Every auditor of the Company shall have a right of access at all times to the books of accounts of the Company, and shall be entitled to require from the officers of the Company such information and explanations as he thinks necessary for the performance of his duties.

23.4.      Auditors Report

The report of the auditor shall be annexed to the accounts upon which he reports, and the auditor shall be entitled to receive notice of, and to attend, any meeting at which the Company’s audited financial statements are to be presented.

24.         WINDING UP

The Company may be voluntarily liquidated under Part XII of the Act if (1) it has no liabilities or (2) it is able to pay its debts as they fall due and the value of its assets equals or exceeds its liabilities. If the Company shall be wound up, the liquidator may divide amongst the members in specie or in kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not) and may for such purpose set such value as he deems fair upon any such property to be divided as aforesaid and may determine how such division shall be carried out as between the members or different classes of members. The liquidator may vest the whole or any part of such assets in trustees upon such trust for the benefit of the contributors as the liquidator shall think fit, but so that no member shall be compelled to accept any shares or other securities whereon there is any liability.

25.         BUSINESS COMBINATION

25.1.      Notwithstanding any other provision of these Articles, this Regulation 25 shall apply during the period commencing upon the adoption of these Articles and terminating upon the first to occur of the consummation of any Business Combination and the complete liquidation of the trust account. In the event of a conflict between this Regulation 25 and any other Regulation of these Articles, the provisions of this Regulation 25 shall prevail.

25.2.      Prior to the consummation of any Business Combination, the Company shall either:

(a)  seek shareholder approval of such initial Business Combination at a meeting called for such purpose at which public shareholders may seek to convert their public shares, regardless of whether they vote for or against the proposed Business Combination, into their pro rata share of the aggregate amount then on deposit in the trust account (net of taxes payable); or

(b)  provide the Company’s public shareholders with the opportunity to sell their public shares to the Company by means of a tender offer (and thereby avoid the need for a shareholder vote) for an amount equal to their pro rata share of the aggregate amount then on deposit in the trust account (net of taxes payable), in each case subject to the limitations described in the Registration Statement.

25.3.      If the Company determines to engage in a tender offer, such tender offer will be structured so that each public shareholder may tender any or all of his, her or its public shares rather than some pro rata portion of his, her or its shares. If enough shareholders tender their shares so that the Company is unable to satisfy any applicable closing condition (as may be set forth in the definitive agreement related to our initial Business Combination), or the Company is unable to maintain net tangible assets of at least US$5,000,001, the Company will not consummate such initial Business Combination.

25.4.      If the Company chooses and is legally permitted to do so, the Company will have the flexibility to avoid a shareholder vote and allow the Members to sell their shares pursuant to Rule 13e-4 and Regulation 14E of the Securities Exchange Act of 1934, as amended, or Exchange Act, which regulate issuer tender offers. In that case, the Company will file tender offer documents with the SEC which will contain substantially the same financial and other information about the initial Business Combination as is required under the SEC’s proxy rules.

Annex A-26

25.5.      The Company will consummate an initial Business Combination only if the Company has net tangible assets of at least US$5,000,001 upon such consummation and, solely if the Company seeks shareholder approval, and a majority of the issued and outstanding ordinary shares voted are voted in favor of the Business Combination.

25.6.      In connection with a Business Combination, public shareholders will have the right to convert their shares into their pro rata share of the aggregate amount then on deposit in the trust account, less any taxes then due but not yet paid. At any meeting called to approve an initial Business Combination, public shareholders may elect to convert their shares regardless of whether or not they vote to approve the Business Combination.

25.7.      If the Company is unable to complete a Business Combination within the combination period as set forth in Section 25.8, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter, redeem 100% of the outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned (net of taxes payable), which redemption will completely extinguish public shareholders’ rights as Shareholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining Shareholders and the Company’s board of directors, proceed to commence a voluntary liquidation and thereby a formal dissolution of the Company.

25.8.      If the Company anticipates that it may not be able to consummate its initial Business Combination within 21 months, the Company may, but is not obligated to, extend the period of time to consummate a Business Combination three times by an additional three months each time (for a total of up to 30 months to complete a Business Combination).

25.9.      The amount in the trust account (including the deferred underwriting compensation) will be available for distribution provided that immediately following the date on which the proposed distribution is to be made, the Company is able to pay its debts as they fall due in the ordinary course of business, and the value of the Company’s assets exceed its liabilities. If the Company is forced to liquidate, it is anticipated that the Company would distribute to its public shareholders the amount in the trust account calculated as of the date that is two days prior to the distribution date (including any accrued interest).

25.10.    The Company may enter into a Business Combination where any of its officers, directors, initial shareholders or their affiliates acquire a minority interest in the target business alongside the Company’s acquisition, provided in each case that the Company obtains an opinion from an unaffiliated third party indicating that the price the Company is paying is fair to the Company’s shareholders from a financial point of view.

25.11.    Although the Company does not intend to enter into an initial Business Combination with a target business that is affiliated with its sponsor, its directors or officers, the Company is not prohibited from doing so. In the event the Company were to enter into such a transaction, the Company, or a committee of independent directors, will obtain an opinion from an independent investment banking firm that is a member of FINRA that such initial Business Combination is fair to the Company’s shareholders from a financial point of view.

26.         AMENDMENT TO ARTICLES

Subject to clause 11 of the Memorandum, these Articles and the Act, the Company may alter or modify the conditions contained in these Articles as originally drafted or as amended from time to time by a Resolution of Directors or a Resolution of Members.

Annex A-27

NAME, ADDRESS AND DESCRIPTION OF INCORPORATOR

We, FH Corporate Services Ltd, of Clarence Thomas Building, P.O. Box 4649, Road Town, Tortola, British Virgin Islands, registered agent of the Company, hereby sign these Articles of Association for the purposes of incorporating a company limited by shares under the BVI Business Companies Act, 2004

FH Corporate Services Ltd
Clarence Thomas Building
P.O. Box 4649, Road Town, Tortola
British Virgin Islands

Incorporator

Sgd. Jose Santos

José Santos
For and on behalf of
FH Corporate Services Ltd

12 August 2019

Annex A-28

PROXY CARD

GOLDENBRIDGE ACQUISITION LIMITED
PROXY FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on November 23, 2022: This notice of meeting, the accompany proxy statement, proxy card and annual report are available at https://www.cstproxy.com/goldenbridgeacquisition/2022. For banks and brokers, the notice of meeting and the accompany proxy statement are available at https://www.cstproxy.com/goldenbridgeacquisition/2022/proxy.

The undersigned hereby appoints Yongsheng Liu as proxy of the undersigned to attend the Extraordinary General Meeting of Shareholders (the “Extraordinary General Meeting”) of Goldenbridge Acquisition Limited (the “Company”), to be held via teleconference as described in the Proxy Statement on November 23, 2022 at 10:00 a.m. Eastern Time, and any postponement or adjournment thereof, and to vote as if the undersigned were then and there personally present on all matters set forth in the Notice of Extraordinary General Meeting, dated October 20, 2022 (the “Notice”), a copy of which has been received by the undersigned, as follows:

1.

PROPOSAL 1. THE CHARTER AMENDMENT PROPOSAL — APPROVAL OF AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION TO EXTEND THE DATE BY WHICH THE COMPANY HAS TO CONSUMMATE A BUSINESS COMBINATION (THE “EXTENSION”) UP TO THREE (3) TIMES FOR AN ADDITIONAL THREE MONTHS EACH TIME FROM DECEMBER 4, 2022 TO SEPTEMBER 4, 2023:

For ☐            Against ☐            Abstain ☐

2.

PROPOSAL 2. THE ADJOURNMENT PROPOSAL — APPROVAL TO DIRECT THE CHAIRMAN OF THE EXTRAORDINARY GENERAL MEETING TO ADJOURN THE EXTRAORDINARY GENERAL MEETING TO A LATER DATE OR DATES, IF NECESSARY, TO PERMIT FURTHER SOLICITATION AND VOTE OF PROXIES IF, BASED UPON THE TABULATED VOTE AT THE TIME OF THE MEETING, THERE ARE NOT SUFFICIENT VOTES TO APPROVE PROPOSAL 1.

For ☐            Against ☐            Abstain ☐

NOTE: IN HIS DISCRETION, THE PROXY HOLDER IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTER OR MATTERS THAT MAY PROPERLY COME BEFORE THE EXTRAORDINARY GENERAL MEETING AND ANY ADJOURNMENT(S) THEREOF.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED “FOR” EACH PROPOSAL AND, AT THE DISCRETION OF THE PROXY HOLDER, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE EXTRAORDINARY GENERAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

Dated:
Signature of Shareholder

PLEASE PRINT NAME

Certificate Number(s)

Total Number of Shares Owned

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE COMPLETE THE FOLLOWING:

I plan to participate in the Extraordinary General Meeting by virtual attendance (Circle one): Yes No

Number of attendees: ____________________

PLEASE NOTE:

SHAREHOLDER SHOULD SIGN THE PROXY PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE TO ENSURE THAT IT IS RECEIVED BEFORE THE EXTRAORDINARY GENERAL MEETING. PLEASE INDICATE ANY ADDRESS OR TELEPHONE NUMBER CHANGES IN THE SPACE BELOW.